UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR/A

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-03290

Name of Fund: BlackRock Variable Series Funds, Inc.

BlackRock Balanced Capital V.I. Fund

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Variable Series Funds, Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 12/31/2011

Date of reporting period: 12/31/2011

EXPLANATORY NOTE

The Registrant is filing this amendment to its amended Form N-CSR for the period ended December 31, 2011, filed with the Securities and Exchange Commission on March 2, 2012 (Accession Number 0001193125-12-094305).

The Class III Shares BlackRock Balanced Capital V.I. Fund of BlackRock Variable Series Funds, Inc. are scheduled to re-open to new investors effective January 22, 2013.

Item 1 – Report to Stockholders

DECEMBER 31, 2011

ANNUAL REPORT

BlackRock Variable Series Funds, Inc.

Not FDIC Insured • May Lose Value • No Bank Guarantee

Dear Shareholder

Investors endured a very difficult environment in 2011. Financial markets were extremely volatile as a number of high-profile global events drove frequent about-face changes in investor sentiment. As the year progressed, news flow increasingly influenced trading decisions, to the point where company fundamentals were largely ignored. In the end, lower-risk assets won the “risk on — risk off” trading tug-of-war that characterized 2011’s market activity.

Early in the year, political turmoil swept across the Middle East/North Africa region and prices of oil and other commodities soared. Natural disasters in Japan disrupted global supply chains and concerns mounted regarding US debt and deficit issues. Nevertheless, equities, commodities and high yield bonds outpaced the less risky asset classes as investors chose to focus on the continuing stream of strong corporate earnings and positive economic data.

Markets reversed sharply in May, however, when the heightened possibility of Greece defaulting on its debt rekindled fears about sovereign debt problems spreading across Europe. Concurrently, economic indicators signaled that the recovery had slowed in the United States and other developed nations. Confidence was further shaken by the prolonged debt ceiling debate in Washington, DC. On August 5th, Standard & Poor’s downgraded the US government’s credit rating and turmoil erupted in financial markets around the world. Extraordinary levels of volatility persisted in the months that followed as Greece teetered on the brink of default, debt problems escalated in Italy and Spain, and exposure to European sovereign bonds stressed banks globally. Late in the summer, economic data out of the United States and Europe grew increasingly bleak while China and other emerging economies began to show signs of slowing growth. By the end of the third quarter, equity markets had fallen nearly 20% from their April peak while safe-haven assets such as US Treasuries and gold had rallied to historical highs.

October brought enough positive economic data to assuage fears of a global double-dip recession. Additionally, after months of deliberation, European leaders began to show signs of progress toward stemming the region’s debt crisis. These encouraging developments brought investors back from the sidelines and risk assets rallied through the month. However, a lack of definitive details about Europe’s rescue plan soon raised doubts among investors and thwarted the rally at the end of October. The last two months of the year saw political instability in Greece, unsustainable yields on Italian bonds, and US policymakers bickering over budget issues. Global central bank actions and improving economic data energized investors, but confidence was easily tempered by sobering news flow that resurrected uncertainty about the ability of Europe’s leaders to ultimately contain the debt crisis.

Most equity markets failed to fully recover their late-summer losses, although US large cap stocks managed to finish the year with a marginal gain given their perceived safety and stronger US economic data. Conditions were worse overseas, and international markets experienced some significant downturns. Dividend-paying stocks performed relatively well as investors sought yield in the low interest rate environment. Fixed income securities benefited from declining yields and delivered positive returns for the year. US Treasury bonds outperformed other fixed income classes despite their quality rating downgrade, while municipal bonds also delivered superior results. Continued low short-term interest rates kept yields on money market securities near their all-time lows.

Many of the themes that caused uncertainty in 2011 are likely to persist well into 2012. While the investment landscape appears treacherous, BlackRock is working for you. We have a roadmap to show you the way.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

“While the investment landscape appears treacherous, BlackRock is working for you. We have a roadmap to show you the way.”

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of December 31, 2011
	6-month	12-month
US large cap equities (S&P 500® Index)	(3.69)%	2.11%
US small cap equities (Russell 2000® Index)	(9.77)	(4.18)
International equities (MSCI Europe, Australasia, Far East Index)	(16.31)	(12.14)
Emerging market equities (MSCI Emerging Markets Index)	(19.13)	(18.42)
3-month Treasury bill (BofA Merrill Lynch 3-Month Treasury Bill Index)	0.02	0.10
US Treasury securities (BofA Merrill Lynch 10-Year US Treasury Index)	13.46	17.15
US investment grade bonds (Barclays Capital US Aggregate Bond Index)	4.98	7.84
Tax-exempt municipal bonds (S&P Municipal Bond Index)	5.78	10.62
US high yield bonds (Barclays Capital US Corporate High Yield 2% Issuer Capped Index)	(0.02)	4.96

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT

DECEMBER 31, 2011

ANNUAL REPORT

BlackRock Balanced Capital V.I. Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

BlackRock Variable Series Funds, Inc.

BlackRock Balanced Capital V.I. Fund

Fund Summary as of December 31, 2011

Investment Objective

BlackRock Balanced Capital V.I. Fund’s (the “Fund”) investment objective is to seek a level of current income and degree of stability of principal not normally available from an investment solely in equity securities, as well as the opportunity for capital appreciation greater than is normally available from an investment solely in debt securities.

At its meeting on November 8-9, 2011, the Board of Directors (the “Board”) of BlackRock Variable Series Funds, Inc. approved a change in the Fund’s non-fundamental investment policies. The Board approved a proposal to eliminate the Fund’s non-fundamental policy that had prevented the Fund from investing in securities of foreign issuers if at the time of acquisition more than 20% of the Fund’s total assets would be invested in such securities. The Board removed the Fund’s non-fundamental investment policy that 80% of the Fund’s net assets be invested in U.S. securities. These changes are effective on February 27, 2012.

Portfolio Management Commentary

How did the Fund perform?

—	For the 12-month period ended December 31, 2011, the Fund underperformed its blended benchmark (60% Russell 1000 Index/40% Barclays Capital US Aggregate Bond Index), which returned 4.34% for the same period. The Barclays Capital US Aggregate Bond Index advanced 7.84%, while the Russell 1000® Index gained only 1.50%.

What factors influenced performance?

—	From an asset class perspective, the Fund benefited from its allocation decisions during the year. Early in 2011, the Fund was overweight in equities versus fixed income, which had a positive impact as equities advanced. Later in the year, the Fund benefited from a tactical move to an underweight equity position.

—	In the equity portion of the Fund, stock selection produced mixed results. Security selection in the biotechnology and health care providers & services industries added value, though selection within the telecommunications services, industrials and utilities sectors hindered performance.

—	The Fund’s sector overweight in health care had a positive impact on performance as well as an underweight to the financials sector, particularly with respect to diversified financial service companies. In materials, an emphasis on the chemicals and paper & forest products industries also contributed positively.

—	In the fixed income portion of the Fund, a short duration stance had a negative impact as interest rates declined over the period. An overweight in non-government spread sectors (securities driven by movements in credit risk) and corresponding underweight in government owned/government-related sectors also hurt performance as spread sectors broadly underperformed the government sectors during the period. Additionally, within investment grade corporate credit, relative value trading in US financials and industrials detracted from returns.

—	A high quality bias within the Fund’s allocation to spread sectors benefited performance, as did out-of-benchmark exposures to high yield debt and non-agency residential mortgage-backed securities (“MBS”). Relative value trading within securitized products such as agency MBS and asset-backed securities (“ABS”) also helped performance.

—	As part of its investment strategy, the Fund uses derivatives as a means to hedge and/or take outright views on interest rates, credit risk and/or foreign exchange positions. During the period, the Fund held short positions in US Treasury futures in order to reduce the overall duration profile of the Fund. These positions hurt performance as the US Treasury market broadly rallied on the year. Options strategies in the interest rate and foreign exchange markets also detracted from performance, as did interest rate swaps used to manage duration and yield curve positioning.

Describe recent portfolio activity.

—	During the 12-month period, the Fund moved to a more cautious stance and reduced exposure

2	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2011

to equities in favor of fixed income. Within equities, the Fund increased exposure to consumer staples, energy and health care, and reduced its weightings in consumer discretionary, industrials and financials. In fixed income, the Fund maintained a short duration bias for most of the year, and increased the overall quality and liquidity of its holdings. The Fund tactically traded investment grade credits in industrials and financials. The Fund slightly reduced exposure to non-agency residential MBS and commercial mortgage-backed securities (“CMBS”) and added to agency MBS and US Treasury holdings later in the period.

Describe portfolio positioning at period end.

—	Relative to the blended benchmark, the Fund ended the period slightly underweight in equities and slightly overweight in fixed income.

Within equities, the Fund’s largest sector overweights relative to the Russell 1000® Index were in health care, information technology and consumer discretionary. Financials remained the Fund’s most significant underweight, followed by industrials and energy. The fixed income segment was underweight relative to the Barclays Capital US Aggregate Bond Index in government sectors in favor of spread sectors. More specifically, the Fund was overweight in investment grade corporate credit, CMBS and ABS, as well as agency MBS, while it was underweight in US Treasuries and agency debentures. The Fund also held out-of-index allocations to non-agency residential MBS and high yield corporate credit. The Fund ended the period with a shorter duration relative to the Barclays Capital US Aggregate Bond Index.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

DECEMBER 31, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	3

BlackRock Variable Series Funds, Inc.

BlackRock Balanced Capital V.I. Fund

Total Return Based on a $10,000 Investment

[1]	The Fund invests in equity and debt securities (including short-term securities and MBS).

[2]	Assuming transaction costs and other operating expenses, including investment advisory fees, if any. Does not include insurance- related fees and expenses. The returns for Class III Shares, which have not recommenced operations as of the date of this report, are based upon performance of the Fund’s Class I Shares. The returns for Class III Shares, however, are adjusted to reflect the distribution (12b-1) fees applicable to Class III Shares.

[3]	The Fund compares its performance to that of a customized weighted index comprised of the returns of the Russell 1000® Index (60%) and Barclays Capital US Aggregate Bond Index (40%).

[4]	This unmanaged broad-based index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 91% of the total market capitalization of the Russell 3000® Index.

[5]	This unmanaged index is a widely recognized market-weighted index comprised of investment grade corporate bonds, rated BBB or better, mortgages and US Treasury and US government agency issues with at least one year to maturity.

Performance Summary as of December 31, 2011

	6-Month Total Returns[7]	Average Annual Total Returns
		1 Year[7]		5 Years[7]	10 Years[7]
Class I Shares[6]	(3.88)%	3.84%		0.02%	3.19%
Class III Shares[6]	(4.00)[8]	3.58	[8]	(0.23)[8]	2.93	[8]
60% Russell 1000® Index/40% Barclays Capital US Aggregate Bond Index	(0.56)	4.34		3.01	4.67
Russell 1000® Index	(4.58)	1.50		(0.02)	3.34
Barclays Capital US Aggregate Bond Index	4.98	7.84		6.50	5.78

[6]	Average annual and cumulative total investment returns are based on changes in net asset value for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

[7]	For a portion of the period, the Fund’s investment advisor waived a portion of its fees. Without such waiver, the Fund’s performance would have been lower.

[8]	The returns for Class III Shares, which have not recommenced operations as of the date of this report, are based upon performance of the Fund’s Class I Shares. The returns for Class III Shares, however, are adjusted to reflect the distribution (12b-1) fees applicable to Class III Shares.

Past performance is not indicative of future results.

4	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2011

BlackRock Variable Series Funds, Inc.

BlackRock Balanced Capital V.I. Fund

Fund Information as of December 31, 2011

Portfolio Composition	Percent of Long-Term Investments
Common Stocks	49%
US Government Sponsored Agency Securities	22
Corporate Bonds	12
US Treasury Obligations	10
Non-Agency Mortgage-Backed Securities	3
Asset-Backed Securities	3
Foreign Agency Obligations	1

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) expenses related to transactions, including sales charges and exchange fees; and (b) operating expenses including advisory fees, service and distribution fees, including 12b-1 fees, and other Fund expenses. The expense example below (which is based on a hypothetical investment of $1,000 invested on July 1, 2011 and held through December 31, 2011) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The tables provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

The tables also provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the tables are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges or exchange fees, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

	Actual			Hypothetical[2]
	Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Expenses Paid During the Period[1]	Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Expenses Paid During the Period[1]	Annualized Expense Ratio
	Including Interest Expense
Class I	$1,000.00	$961.20	$5.87	$1,000.00	$1,019.15	$6.04	1.19%

	Excluding Interest Expense
Class I	$1,000.00	$961.20	$5.42	$1,000.00	$1,019.20	$5.58	1.18%

[1]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

[2]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

DECEMBER 31, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	5

BlackRock Variable Series Funds, Inc.

BlackRock Balanced Capital V.I. Fund

The Benefits and Risks of Leveraging

The Fund may utilize leverage to seek to enhance the yield and net asset value (“NAV”). However, these objectives cannot be achieved in all interest rate environments.

The Fund may utilize leverage through entering into reverse repurchase agreements and treasury roll transactions. In general, the concept of leveraging is based on the premise that the financing cost of assets to be obtained from leverage, which will be based on short-term interest rates, will normally be lower than the income earned by the Fund on its longer-term portfolio investments. To the extent that the total assets of the Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund’s shareholders will benefit from the incremental net income.

The interest earned on securities purchased with the proceeds from leverage is paid to shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share NAV. However, in order to benefit shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. If the yield curve becomes negatively sloped, meaning short-term interest rates exceed long-term interest rates, income to shareholders will be lower than if the Fund had not used leverage.

If short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental net income pickup will be reduced or eliminated completely. Furthermore, if prevailing short-term interest rates rise above long-term interest rates, the yield curve has a negative slope. In this case, the Fund pays higher short-term interest rates whereas the Fund’s total portfolio earns income based on lower long-term interest rates.

Furthermore, the value of the Fund’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of the portfolio investments. Changes in interest rates can influence the Fund’s NAV positively or negatively in addition to the impact on Fund performance from leverage discussed above.

The use of leverage may enhance opportunities for increased income to the Fund, but as described above, it also creates risks as short- or long-term interest rates fluctuate. Leverage also will generally cause greater changes in the Fund’s NAVs and dividend rates than comparable portfolios without leverage. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Fund’s net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, the Fund’s net income will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders will be reduced. The Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Fund to incur losses. The use of leverage may limit the Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. The Fund will incur expenses in connection with the use of leverage, all of which are borne by shareholders and may reduce income.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments, including financial futures contracts, foreign currency exchange contracts, options and swaps as specified in Note 2 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a market without owning or taking physical custody of securities or to hedge market, equity, credit, interest rate and/or foreign currency exchange rate risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Fund’s ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation the Fund can realize on an investment, may result in lower dividends paid to shareholders or may cause the Fund to hold an investment that it might otherwise sell. The Fund’s investments in these instruments are discussed in detail in the Notes to Financial Statements.

6	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2011

BlackRock Variable Series Funds, Inc.

BlackRock Balanced Capital V.I. Fund

Schedule of Investments December 31, 2011	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Aerospace & Defense — 2.7%
General Dynamics Corp.	2,800	$185,948
L-3 Communications Holdings, Inc.	2,400	160,032
Lockheed Martin Corp.	2,400	194,160
Northrop Grumman Corp.	3,100	181,288

		721,428
Airlines — 0.5%
Southwest Airlines Co.	16,800	143,808
Beverages — 1.3%
The Coca-Cola Co.	100	6,997
Coca-Cola Enterprises, Inc.	6,200	159,836
Dr. Pepper Snapple Group, Inc.	4,300	169,764

		336,597
Biotechnology — 2.2%
Amgen, Inc.	3,500	224,735
Biogen Idec, Inc. (a)	1,500	165,075
Gilead Sciences, Inc. (a)	4,700	192,371

		582,181
Chemicals — 1.2%
CF Industries Holdings, Inc.	1,200	173,976
LyondellBasell Industries NV, Class A	4,900	159,201

		333,177
Communications Equipment — 0.6%
Motorola Solutions, Inc.	3,714	171,921
Computers & Peripherals — 3.6%
Apple, Inc. (a)	800	324,000
Dell, Inc. (a)	11,600	169,708
Lexmark International, Inc., Class A	2,400	79,368
QLogic Corp. (a)	6,500	97,500
Seagate Technology Plc	8,700	142,680
Western Digital Corp. (a)	5,200	160,940

		974,196
Construction & Engineering — 0.6%
Chicago Bridge & Iron Co. NV	2,200	83,160
Fluor Corp.	1,400	70,350

		153,510
Consumer Finance — 0.9%
Capital One Financial Corp.	1,500	63,435
Discover Financial Services, Inc.	7,000	168,000

		231,435
Containers & Packaging — 0.2%
Sealed Air Corp.	2,800	48,188
Diversified Consumer Services — 1.6%
Apollo Group, Inc., Class A (a)	3,200	172,384
ITT Educational Services, Inc. (a)	2,100	119,469
Weight Watchers International, Inc.	2,300	126,523

		418,376

Common Stocks	Shares	Value

Diversified Telecommunication Services — 0.5%
AT&T, Inc.	2,200	$66,528
Level 3 Communications, Inc. (a)	4,266	72,479

		139,007
Food & Staples Retailing — 1.3%
The Kroger Co.	7,600	184,072
Safeway, Inc.	7,800	164,112

		348,184
Food Products — 0.6%
ConAgra Foods, Inc.	6,500	171,600
Health Care Providers & Services — 5.3%
Aetna, Inc.	4,200	177,198
AmerisourceBergen Corp.	4,300	159,917
Cardinal Health, Inc.	4,000	162,440
Cigna Corp.	2,900	121,800
Humana, Inc.	2,200	192,742
McKesson Corp.	2,300	179,193
UnitedHealth Group, Inc.	4,600	233,128
WellPoint, Inc.	2,800	185,500

		1,411,918
Household Products — 0.2%
The Procter & Gamble Co.	1,000	66,710
Independent Power Producers & Energy Traders — 1.5%
The AES Corp. (a)	13,100	155,104
Constellation Energy Group, Inc.	4,100	162,647
NRG Energy, Inc. (a)	4,900	88,788

		406,539
Industrial Conglomerates — 1.0%
General Electric Co.	4,200	75,222
Tyco International Ltd.	4,000	186,840

		262,062
Insurance — 1.5%
ACE Ltd.	1,700	119,204
Arch Capital Group Ltd. (a)	900	33,507
Assurant, Inc.	2,500	102,650
Unum Group	7,300	153,811

		409,172
Internet & Catalog Retail — 0.6%
Expedia, Inc.	2,850	82,707
TripAdvisor, Inc. (a)	2,850	71,849

		154,556
Internet Software & Services — 0.1%
Google, Inc., Class A (a)	50	32,295
IT Services — 1.1%
International Business Machines Corp.	700	128,716
The Western Union Co.	9,300	169,818

		298,534

Portfolio Abbreviations

To simplify the listings of portfolio holdings in the Schedule of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:

EUR	Euro
LIBOR	London Interbank Offered Rate
RB	Revenue Bonds
TBA	To Be Announced
USD	US Dollar

See Notes to Financial Statements.

DECEMBER 31, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	7

BlackRock Variable Series Funds, Inc.

BlackRock Balanced Capital V.I. Fund

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Leisure Equipment & Products — 0.5%
Polaris Industries, Inc.	2,500	$139,950
Life Sciences Tools & Services — 0.5%
Agilent Technologies, Inc. (a)	4,000	139,720
Machinery — 0.1%
AGCO Corp. (a)	700	30,079
Media — 2.3%
CBS Corp., Class B	6,600	179,124
DISH Network Corp., Class A	5,700	162,336
Gannett Co., Inc.	7,600	101,612
Time Warner Cable, Inc.	2,600	165,282

		608,354
Multi-Utilities — 0.6%
Ameren Corp.	5,000	165,650
Oil, Gas & Consumable Fuels — 5.3%
Chevron Corp.	1,100	117,040
ConocoPhillips	1,400	102,018
Exxon Mobil Corp.	4,100	347,516
HollyFrontier Corp.	6,482	151,679
Marathon Oil Corp.	6,700	196,109
Murphy Oil Corp.	2,800	156,072
Tesoro Corp. (a)	7,300	170,528
Valero Energy Corp.	8,100	170,505

		1,411,467
Paper & Forest Products — 1.0%
International Paper Co.	6,100	180,560
MeadWestvaco Corp.	3,100	92,845

		273,405
Personal Products — 0.6%
Herbalife Ltd.	2,900	149,843
Pharmaceuticals — 4.7%
Abbott Laboratories	4,100	230,543
Bristol-Myers Squibb Co.	6,800	239,632
Eli Lilly & Co.	5,000	207,800
Forest Laboratories, Inc. (a)	5,300	160,378
Johnson & Johnson	900	59,022
Pfizer, Inc.	17,001	367,902

		1,265,277
Semiconductors & Semiconductor Equipment — 5.2%
Applied Materials, Inc.	15,300	163,863
Avago Technologies Ltd.	5,300	152,958
KLA-Tencor Corp.	3,600	173,700
Marvell Technology Group Ltd. (a)	6,800	94,180
Maxim Integrated Products, Inc.	6,300	164,052
Novellus Systems, Inc. (a)	3,800	156,902
NVIDIA Corp. (a)	11,400	158,004
Teradyne, Inc. (a)	11,000	149,930
Xilinx, Inc.	5,300	169,918

		1,383,507
Software — 2.1%
Activision Blizzard, Inc.	12,400	152,768
Fortinet, Inc. (a)	1,200	26,172
Microsoft Corp.	9,100	236,236
Symantec Corp. (a)	10,300	161,195

		576,371

Common Stocks	Shares		Value

Specialty Retail — 3.0%
AutoZone, Inc. (a)		400	$129,988
Best Buy Co., Inc.		7,100	165,927
Foot Locker, Inc.		1,800	42,912
GameStop Corp., Class A (a)		6,200	149,606
Limited Brands, Inc.		3,900	157,365
Williams-Sonoma, Inc.		4,300	165,550

			811,348
Textiles, Apparel & Luxury Goods — 0.3%
Coach, Inc.		1,300	79,352
Tobacco — 1.8%
Lorillard, Inc.		1,600	182,400
Philip Morris International, Inc.		4,000	313,920

			496,320
Wireless Telecommunication Services — 0.5%
MetroPCS Communications, Inc. (a)		15,200	131,936
Total Common Stocks — 57.6%			15,477,973

Fixed Income Securities

Asset-Backed Securities		Par (000)
AmeriCredit Automobile Receivables Trust:
Series 2011-2, Class C, 3.19%, 10/12/16	USD	30	30,048
Series 2011-5, Class C, 3.44%, 10/08/17		25	25,052
Citibank Omni Master Trust, Series 2009-A8, Class A8, 2.38%, 5/16/16 (b)(c)		90	90,553
Countrywide Asset-Backed Certificates, Series 2004-5, Class A, 0.74%, 10/25/34 (c)		10	8,357
Globaldrive BV, Series 2008-2, Class A, 4.00%, 10/20/16	EUR	13	16,467
Morgan Stanley ABS Capital I, Series 2005-HE1, Class A2MZ, 0.59%, 12/25/34 (c)	USD	8	6,467
Morgan Stanley Home Equity Loans, Series 2007-2, Class A1, 0.39%, 4/25/37 (c)		30	25,484
New Century Home Equity Loan Trust, Series 2005-2, Class A2MZ, 0.55%, 6/25/35 (c)		21	19,275
Scholar Funding Trust, Series 2011-A, Class A, 1.32%, 10/28/43 (b)(c)		98	93,914
Santander Consumer Acquired Receivables Trust (b):
Series 2011-S1A, Class B, 1.66%, 8/15/16		40	39,563
Series 2011-S1A, Class C, 2.01%, 8/15/16		38	37,796
Series 2011-WO, Class C, 3.19%, 10/15/15		20	20,198
Santander Drive Auto Receivables Trust:
Series 2010-2, Class B, 2.24%, 12/15/14		25	24,935
Series 2010-2, Class C, 3.89%, 7/17/17		30	30,017

See Notes to Financial Statements.

8	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2011

BlackRock Variable Series Funds, Inc.

BlackRock Balanced Capital V.I. Fund

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Asset-Backed Securities	Par (000)		Value

Santander Drive Auto Receivables Trust (concluded):
Series 2010-B, Class B, 2.10%, 9/15/14 (b)	USD	20	$19,964
Series 2010-B, Class C, 3.02%, 10/17/16 (b)		20	19,827
Series 2011-S1A, Class B, 1.48%, 5/15/17 (b)		39	38,533
Structured Asset Investment Loan Trust (c):
Series 2003-BC6, Class M1, 1.42%, 7/25/33		103	80,318
Series 2003-BC7, Class M1, 1.42%, 7/25/33		78	60,204
Series 2004-8, Class M4, 1.79%, 9/25/34		19	8,661
Structured Asset Securities Corp. (c):
Series 2004-23XS, Class 2A1, 0.59%, 1/25/35		21	13,620
Series 2005-GEL2, Class A, 0.57%, 4/25/35		7	6,334
Total Asset-Backed Securities — 2.7%			715,587

Corporate Bonds
Auto Components — 0.0%
BorgWarner, Inc., 4.63%, 9/15/20		10	10,626
Capital Markets — 0.5%
Credit Suisse AG, 5.40%, 1/14/20		10	9,432
The Goldman Sachs Group, Inc., 5.25%, 7/27/21		15	14,633
Lehman Brothers Holdings, Inc. 6.75%, 12/28/17 (a)(d)		25	2
Morgan Stanley:
4.00%, 7/24/15		100	93,775
5.50%, 7/28/21		30	27,739

			145,581
Chemicals — 0.2%
CF Industries, Inc., 7.13%, 5/01/20		25	29,562
The Dow Chemical Co., 4.13%, 11/15/21		10	10,257
LyondellBasell Industries NV, 6.00%, 11/15/21 (b)		5	5,188

			45,007
Commercial Banks — 1.5%
BNP Paribas Home Loan Covered Bonds SA, 2.20%, 11/02/15 (b)		90	86,541
CIT Group, Inc., 7.00%, 5/01/17		25	25,348
Corporacion Andina de Fomento, 6.88%, 3/15/12		50	50,424
DnB NOR Boligkreditt, 2.10%, 10/14/16 (b)		200	198,379
HSBC Holdings Plc, 6.10%, 1/14/42		10	11,335
VTB Capital SA, 6.55%, 10/13/20 (b)		20	18,730

			390,757
Construction Materials — 0.0%
Lafarge SA, 7.13%, 7/15/36		5	4,415
Consumer Finance — 0.2%
Credit Acceptance Corp., 9.13%, 2/01/17 (b)		20	20,850
SLM Corp., 6.25%, 1/25/16		25	24,312

			45,162

Corporate Bonds	Par (000)		Value

Diversified Financial Services — 0.9%
Capital One Financial Corp.:
3.15%, 7/15/16	USD	60	$60,257
4.75%, 7/15/21		25	25,728
Citigroup, Inc.:
5.00%, 9/15/14		10	9,897
4.59%, 12/15/15		80	80,512
General Electric Capital Corp., 6.15%, 8/07/37		25	27,347
JPMorgan Chase & Co., 4.63%, 5/10/21		40	41,386

			245,127
Diversified Telecommunication Services — 0.5%
GTE Corp., 6.84%, 4/15/18		30	35,935
Level 3 Financing, Inc.:
8.75%, 2/15/17		3	3,053
8.13%, 7/01/19 (b)		26	25,610
Telefonica Emisiones SAU, 4.95%, 1/15/15		25	24,868
Verizon Communications, Inc.:
3.50%, 11/01/21		20	20,822
6.40%, 2/15/38		27	34,274

			144,562
Electric Utilities — 1.0%
Alabama Power Co., 3.95%, 6/01/21		15	16,453
The Cleveland Electric Illuminating Co.:
8.88%, 11/15/18		2	2,684
5.95%, 12/15/36		9	9,592
Duke Energy Carolinas LLC, 4.25%, 12/15/41		5	5,231
Florida Power & Light Co., 5.95%, 2/01/38		25	32,779
Georgia Power Co., 3.00%, 4/15/16		25	26,508
Hydro-Quebec:
9.40%, 2/01/21		15	22,849
8.40%, 1/15/22		25	36,556
8.05%, 7/07/24		65	96,662
Jersey Central Power & Light Co., 7.35%, 2/01/19		5	6,278
Southern California Edison Co., 5.63%, 2/01/36		6	7,429
Trans-Allegheny Interstate Line Co.,
4.00%, 1/15/15 (b)		10	10,424

			273,445
Energy Equipment & Services — 0.3%
Ensco Plc, 4.70%, 3/15/21		11	11,456
MEG Energy Corp., 6.50%, 3/15/21 (b)		30	30,675
Peabody Energy Corp., 6.25%, 11/15/21 (b)		35	36,225
Pride International, Inc., 6.88%, 8/15/20		10	11,724

			90,080
Food Products — 0.2%
Kraft Foods, Inc.:
6.50%, 8/11/17		6	7,138
5.38%, 2/10/20		25	28,846
Sara Lee Corp., 4.10%, 9/15/20		9	9,083

			45,067
Health Care Equipment & Supplies — 0.2%
Boston Scientific Corp., 6.25%, 11/15/15		43	47,666
Health Care Providers & Services — 0.3%
HCA, Inc.:
6.50%, 2/15/20		25	25,937
7.25%, 9/15/20		20	21,100

See Notes to Financial Statements.

DECEMBER 31, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	9

BlackRock Variable Series Funds, Inc.

BlackRock Balanced Capital V.I. Fund

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value

Health Care Providers & Services (concluded)
Tenet Healthcare Corp.:
6.25%, 11/01/18 (b)	USD	15	$15,263
8.88%, 7/01/19		20	22,450
UnitedHealth Group, Inc., 3.38%, 11/15/21		5	5,171

			89,921
Hotels, Restaurants & Leisure — 0.1%
MGM Resorts International:
10.38%, 5/15/14		10	11,425
11.13%, 11/15/17		20	22,800

			34,225
Independent Power Producers & Energy Traders — 0.2%
Energy Future Intermediate Holding Co. LLC,
10.00%, 12/01/20		40	42,200
Insurance — 1.9%
Allianz Finance II BV,
5.75%, 7/08/41	EUR	100	110,120
5.45%, 5/18/17	USD	10	9,556
Fairfax Financial Holdings, Ltd.,
5.80%, 5/15/21 (b)		25	23,830
Hartford Financial Services Group, Inc.,
6.00%, 1/15/19		10	10,263
Hartford Life Global Funding Trusts,
0.73%, 6/16/14 (c)		50	47,302
Lincoln National Corp., 7.00%, 6/15/40		10	11,305
Manulife Financial Corp., 3.40%, 9/17/15		20	20,112
Metropolitan Life Global Funding I (b):
2.50%, 1/11/13		185	187,241
5.13%, 6/10/14		25	26,918
Prudential Financial, Inc.:
4.75%, 9/17/15		30	31,677
4.50%, 11/15/20		30	30,166

			508,490
IT Services — 0.1%
First Data Corp. (b):
7.38%, 6/15/19		20	18,800
8.25%, 1/15/21		5	4,475

			23,275
Life Sciences Tools & Services — 0.1%
Life Technologies Corp.:
6.00%, 3/01/20		15	16,768
5.00%, 1/15/21		3	3,139

			19,907
Media — 1.4%
CBS Corp.:
4.63%, 5/15/18		5	5,199
8.88%, 5/15/19		10	12,844
5.75%, 4/15/20		10	11,243
CCH II LLC, 13.50%, 11/30/16		40	46,200
Cox Communications, Inc., 8.38%, 3/01/39 (b)		35	46,863
CSC Holdings, Inc., 8.50%, 4/15/14		10	11,062
Clear Channel Worldwide Holdings, Inc.:
9.25%, 12/15/17		7	7,525
Series B, 9.25%, 12/15/17		58	62,640
Comcast Corp.:
5.88%, 2/15/18		25	28,907
6.45%, 3/15/37		23	27,882

Corporate Bonds	Par (000)		Value

Media (concluded)
DIRECTV Holdings LLC, 3.13%, 2/15/16	USD	6	$6,078
NBC Universal Media LLC:
5.15%, 4/30/20		37	41,195
4.38%, 4/01/21		10	10,553
Time Warner Cable, Inc.:
5.88%, 11/15/40		15	16,234
5.50%, 9/01/41		20	21,076
Time Warner, Inc., 4.70%, 1/15/21		10	10,767

			366,268
Metals & Mining — 0.5%
AngloGold Ashanti Holdings Plc, 5.38%, 4/15/20		10	9,935
Barrick Gold Corp., 2.90%, 5/30/16		74	75,949
Cliffs Natural Resources, Inc., 4.88%, 4/01/21		20	19,928
Newcrest Finance Property Ltd., 4.45%, 11/15/21 (b)		15	14,795
Novelis, Inc., 8.75%, 12/15/20		20	21,450

			142,057
Multi-Utilities — 0.1%
Dominion Resources, Inc., 1.95%, 8/15/16		20	20,098
Multiline Retail — 0.3%
Dollar General Corp., 11.88%, 7/15/17 (e)		25	27,625
Macy’s Retail Holdings, Inc.:
5.90%, 12/01/16		30	33,524
7.45%, 7/15/17		11	12,844

			73,993
Oil, Gas & Consumable Fuels — 2.3%
Anadarko Petroleum Corp.:
5.95%, 9/15/16		39	44,208
6.38%, 9/15/17		30	34,774
Arch Coal, Inc., 7.25%, 10/01/20		30	30,675
BP Capital Markets Plc, 3.13%, 10/01/15		10	10,474
Chesapeake Energy Corp., 6.63%, 8/15/20		17	18,232
Consol Energy, Inc.:
8.00%, 4/01/17		6	6,570
8.25%, 4/01/20		9	9,945
El Paso Corp., 6.50%, 9/15/20		15	16,215
El Paso Pipeline Partners Operating Co. LLC, 6.50%, 4/01/20		15	16,532
Enterprise Products Operating LLC, Series L, 6.30%, 9/15/17		50	58,556
KeySpan Gas East Corp., 5.82%, 4/01/41 (b)		15	18,300
Kinder Morgan Energy Partners LP:
5.95%, 2/15/18		25	28,561
6.55%, 9/15/40		5	5,601
Kinder Morgan Finance Co., ULC, 5.70%, 1/05/16		15	15,338
Marathon Petroleum Corp., 6.50%, 3/01/41		20	22,665
MidAmerican Energy Holdings Co., 5.95%, 5/15/37		25	29,543
Nexen, Inc., 7.50%, 7/30/39		25	29,970
Petrobras International Finance Co.:
3.88%, 1/27/16		40	41,208
5.88%, 3/01/18		15	16,416
5.75%, 1/20/20		44	47,085
Plains Exploration & Production Co., 10.00%, 3/01/16		5	5,538

See Notes to Financial Statements.

10	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2011

BlackRock Variable Series Funds, Inc.

BlackRock Balanced Capital V.I. Fund

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value

Oil, Gas & Consumable Fuels (concluded)
Range Resources Corp.:
7.25%, 5/01/18	USD	25	$26,750
5.75%, 6/01/21		5	5,413
Rockies Express Pipeline LLC (b):
3.90%, 4/15/15		4	3,953
6.85%, 7/15/18		6	6,199
Western Gas Partners LP, 5.38%, 6/01/21		25	26,504
Williams Partners LP, 4.13%, 11/15/20		30	30,788
Woodside Finance, Ltd., 4.60%, 5/10/21 (b)		5	5,105

			611,118
Paper & Forest Products — 0.1%
International Paper Co.:
4.75%, 2/15/22		10	10,630
6.00%, 11/15/41		10	10,856

			21,486
Pharmaceuticals — 0.1%
Teva Pharmaceutical Finance Co. BV, Series 2, 3.65%, 11/10/21		5	5,086
Teva Pharmaceutical Finance II BV/Teva Pharmaceutical Finance III LLC, 3.00%, 6/15/15		20	20,827
Teva Pharmaceutical Finance IV BV, 3.65%, 11/10/21		15	15,257

			41,170
Real Estate Investment Trusts (REITs) — 0.2%
ERP Operating LP, 4.63%, 12/15/21		15	15,296
Hospitality Properties Trust, 5.63%, 3/15/17		7	7,090
Mack-Cali Realty LP, 7.75%, 8/15/19		5	5,958
Ventas Realty LP/Ventas Capital Corp., 4.75%, 6/01/21		10	9,652
Vornado Realty LP, 5.00%, 1/15/22		25	25,207

			63,203
Real Estate Management & Development — 0.1%
Realogy Corp., 7.88%, 2/15/19 (b)		25	21,750
WEA Finance LLC, 4.63%, 5/10/21 (b)		10	9,815

			31,565
Road & Rail — 0.1%
Burlington Northern Santa Fe LLC, 5.75%, 5/01/40		34	40,678
Software — 0.0%
Oracle Corp., 5.38%, 7/15/40		5	6,091
Specialty Retail — 0.1%
QVC, Inc., 7.50%, 10/01/19 (b)		15	16,088
Thrifts & Mortgage Finance — 0.2%
Radian Group, Inc.:
5.63%, 2/15/13		40	25,850
5.38%, 6/15/15		40	18,500

			44,350
Wireless Telecommunication Services — 0.7%
Cricket Communications, Inc., 7.75%, 5/15/16		14	14,455
Intelsat Jackson Holdings SA, 7.25%, 4/01/19 (b)		12	12,180
MetroPCS Wireless, Inc., 7.88%, 9/01/18		5	5,068
SBA Tower Trust, 5.10%, 4/15/42 (b)		120	124,950
Sprint Capital Corp., 6.88%, 11/15/28		5	3,569

Corporate Bonds	Par (000)		Value

Wireless Telecommunication Services (concluded)
Sprint Nextel Corp., 9.00%, 11/15/18 (b)	USD	30	$31,500

			191,722
Total Corporate Bonds — 14.4%			3,875,400

Foreign Agency Obligations
Hellenic Republic Government Bond, 4.60%, 9/20/40	EUR	10	2,213
Italy Buoni Poliennali Del Tesoro, 4.75%, 9/15/16		95	116,538
Kreditanstalt fuer Wiederaufbau, 1.38%, 7/15/13	USD	20	20,182
Mexico Government International Bond:
6.38%, 1/16/13		15	15,675
5.63%, 1/15/17		15	17,250
5.13%, 1/15/20		10	11,425
Poland Government International Bond, 5.13%, 4/21/21		25	25,437
Total Foreign Agency Obligations — 0.8%			208,720

Non-Agency Mortgage-Backed Securities
Collateralized Mortgage Obligations — 0.9%
Countrywide Home Loan Mortgage Pass-Through Trust:
Series 2006-0A5, Class 2A1, 0.49%, 4/25/46 (c)		15	7,423
Series 2006-0A5, Class 3A1, 0.49%, 4/25/46 (c)		29	15,604
Series 2007-J3, Class A10, 6.00%, 7/25/37		80	64,432
Credit Suisse Mortgage Capital Certificates (f):
Series 2006-C3, Class AM, 5.81%, 6/15/38		10	9,955
Series 2010-RR2, Class 2A, 5.79%, 9/15/39 (b)		30	33,473
Series 2011-2R, Class 2A1, 2.73%, 7/27/36 (b)		42	40,593
Series 2011-5R, Class 2A1, 3.90%, 8/26/46 (b)		35	29,418
First Horizon Asset Securities, Inc., Series 2005-AR3, Class 3A1, 5.53%, 8/25/35 (c)		17	14,087
Impac Secured Assets CMN Owner Trust, Series 2004-3, Class 1A4, 1.09%, 11/25/34 (c)		8	7,182

			222,167
Commercial Mortgage-Backed Securities — 2.7%
Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2006-5, Class AM, 5.45%, 9/10/47		10	9,414
Bear Stearns Commercial Mortgage Securities:
Series 2005-PWR9, Class A4A, 4.87%, 9/11/42		25	27,115
Series 2007-PW17, Class A3, 5.74%, 6/11/50		30	31,505
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2006-CD3, Class A5, 5.62%, 10/15/48		40	43,820

See Notes to Financial Statements.

DECEMBER 31, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	11

BlackRock Variable Series Funds, Inc.

BlackRock Balanced Capital V.I. Fund

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Non-Agency Mortgage-Backed Securities	Par (000)		Value

Commercial Mortgage-Backed Securities (concluded)
Commercial Mortgage Pass-Through Certificates, Series 2006-C7, Class AM, 5.78%, 6/10/46 (f)	USD	40	$40,254
Credit Suisse First Boston Mortgage Securities Corp., Series 2005-C3, Class AJ, 4.77%, 7/15/37		20	17,582
Extended Stay America Trust, Series 2010-ESHA, Class D, 5.50%, 11/05/27 (b)		100	100,367
GMAC Commercial Mortgage Securities, Inc., Series 2004-C3, Class AAB, 4.70%, 12/10/41		145	150,557
JPMorgan Chase Commercial Mortgage Securities Corp.:
Series 2004-LN2, Class A2, 5.12%, 7/15/41		30	31,716
Series 2006-CB14, Class AM, 5.45%, 12/12/44 (f)		15	14,828
Series 2007-CB18, Class A3, 5.45%, 6/12/47		24	25,711
LB-UBS Commercial Mortgage Trust, Series 2004-C8, Class C, 4.93%, 12/15/39 (f)		40	38,594
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2007-9, Class A4, 5.70%, 9/12/49		40	42,573
Morgan Stanley Capital I:
Series 1998-WF2, Class G, 6.34%, 7/15/30 (b)(f)		50	52,424
Series 2007-HQ12, Class A2FL, 0.53%, 4/12/49 (c)		9	8,615
Series 2007-HQ12, Class A2FX, 5.60%, 4/12/49 (f)		9	9,212
RBSCF Trust, Series 2010-RR3, Class WBTA, 5.90%, 2/16/51 (b)(f)		50	55,127
Wachovia Bank Commercial Mortgage Trust, Series 2007-C33, Class A4, 5.90%, 2/15/51 (f)		30	32,482

			731,896
Total Non-Agency Mortgage-Backed Securities — 3.6%			954,063

Taxable Municipal Bonds
New York City Municipal Water Finance Authority, RB, Second General Resolution, Series EE:
5.38%, 6/15/43		10	11,082
5.50%, 6/15/43		15	16,836
Total Taxable Municipal Bonds — 0.1%			27,918

US Government Sponsored Agency Securities
Agency Obligations — 0.8%
Fannie Mae:
5.13%, 1/02/14		100	108,130
4.50%, 10/09/19 (g)		35	26,910

US Government Sponsored Agency Securities	Par (000)		Value

Agency Obligations (concluded)
Tennessee Valley Authority, 5.25%, 9/15/39	USD	60	$76,591

			211,631
Collateralized Mortgage Obligations — 0.1%
Freddie Mac Mortgage-Backed Securities:
Multifamily Pass-Through Certificates,
Series K013, Class A2, 3.97%, 1/25/21 (f)		30	32,984
Series 3068, Class VA, 5.50%, 10/15/16		7	7,112

			40,096
Federal Deposit Insurance Corporation Guaranteed — 0.1%
General Electric Capital Corp., 2.13%, 12/21/12		25	25,465
Interest Only Collateralized Mortgage Obligations — 0.5%
Fannie Mae Mortgage-Backed Securities (c):
Series 2010-123, Class SE, 5.73%, 11/25/40		86	9,594
Series 2010-149, Class SJ, 6.24%, 1/25/41		85	12,872
Series 2011-55, Class SH, 6.27%, 6/25/41		89	13,770
Freddie Mac Mortgage-Backed Securities:
Series 3716, Class PI, 4.50%, 4/15/38		91	12,192
Series 3780, Class SM, 6.22%, 12/15/40 (c)		84	12,450
Ginnie Mae Mortgage-Backed Securities (c):
Series 2010-26, Class QS, 5.97%, 2/20/40		259	44,525
Series 2010-42, Class DS, 5.42%, 4/20/40		87	11,213
Series 2011-80, Class KS, 6.39%, 6/20/41		87	12,020

			128,636
Mortgage-Backed Securities — 24.4%
Fannie Mae Mortgage-Backed Securities:
4.00%, 9/01/25-1/15/42 (h)		1,833	1,936,659
6.00%, 12/01/31-1/15/42 (h)		393	433,141
5.50%, 6/01/33-1/15/42 (h)		606	661,214
5.00%, 7/01/34-1/15/42 (h)		279	300,611
6.50%, 7/01/37-10/01/39		180	201,454
4.80%, 8/01/38 (c)		45	48,060
3.32%, 12/01/40 (c)		21	22,305
4.50%, 1/15/27-1/15/42 (h)		948	1,012,552
3.50%, 10/01/26-1/15/42 (h)		798	822,986
6.00%, 6/01/35		27	29,687
4.50%, 1/15/42 (h)		100	105,953
5.00%, 1/15/42 (h)		100	107,453
5.50%, 1/15/42 (h)		100	108,500
Ginnie Mae Mortgage-Backed Securities (h):
4.00%, 1/15/42		100	107,266
4.50%, 1/15/42		200	217,906
5.00%, 1/15/42		200	221,531
5.50%, 1/15/42		100	112,234
6.00%, 1/15/42		100	113,188

			6,562,700
Total US Government Sponsored Agency Securities — 25.9%			6,968,528

See Notes to Financial Statements.

12	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2011

BlackRock Variable Series Funds, Inc.

BlackRock Balanced Capital V.I. Fund

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

US Treasury Obligations	Par (000)		Value

US Treasury Bonds:
8.13%, 5/15/21	USD	85	$132,255
3.50%, 2/15/39		215	241,841
4.38%, 5/15/40		54	70,149
4.75%, 2/15/41		98	135,056
4.38%, 5/15/41		30	39,089
3.13%, 11/15/41		415	434,777
US Treasury Notes:
0.63%, 1/31/13 (i)		215	216,050
0.50%, 8/15/14		45	45,204
0.25%, 12/15/14		70	69,770
2.50%, 4/30/15		35	37,352
0.88%, 11/30/16		790	792,407
2.25%, 7/31/18		80	85,088
2.00%, 11/15/21		925	935,551
Total US Treasury Obligations — 12.0%			3,234,589
Total Fixed Income Securities — 59.5%			15,984,805

Preferred Securities

Capital Trusts
Capital Markets — 0.0%
Credit Suisse Guernsey Ltd., 5.86% (c)(j)		11	8,937
Commercial Banks — 0.1%
ABN AMRO North America Holding Preferred Capital Repackaging Trust I, 6.52% (b)(c)(j)		20	13,625
Fifth Third Capital Trust IV, 6.50%, 4/15/67 (c)		15	14,700
JPMorgan Chase Capital XXV, Series Y, 6.80%, 10/01/37		5	5,019

			33,344
Consumer Finance — 0.1%
Capital One Capital VI, 8.88%, 5/15/40		20	20,758
Insurance — 0.1%
American International Group, Inc., 8.18%, 5/15/68 (c)		5	4,450
Swiss Re Capital I LP, 6.85% (b)(c)(j)		15	12,748
XL Group Plc, Series E, 6.50% (c)(j)		10	7,825

			25,023
Total Capital Trusts — 0.3%			88,062

Trust Preferreds		Shares
Commercial Banks — 0.1%
Citigroup Capital XIII, 7.88%, 10/30/40		481	12,535
Total Preferred Securities — 0.4%			100,597
Total Long-Term Investments (Cost — $30,452,770) — 117.5%			31,563,375

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.10% (k)(l)		272,440	272,440
Total Short-Term Securities (Cost — $272,440) — 1.0%			272,440

Options Purchased	Contracts			Value

Exchange-Traded Call Options — 0.0%
10-Year US Treasury Note, Strike Price USD 133, Expires 1/27/12		3		$516
Exchange-Traded Put Options — 0.0%
10-Year US Treasury Note:
Strike Price USD 127, Expires 1/27/12		2		94
Strike Price USD 128, Expires 1/27/12		2		187
Eurodollar 1-Year Mid-Curve Options:
Strike Price USD 99, Expires 3/16/12		7		700
Strike Price USD 99, Expires 1/13/12		3		19

				1,000

	Notional Value (000)
Over-the-Counter Call Options — 0.0%
EUR Call Option, Strike Price USD 1.45, Expires 2/17/12, Broker Citibank NA	USD	250		61
USD Call Option, Strike Price USD 79.50, Expires 2/07/12, Broker Deutsche Bank AG		120		274

				335
Over-the-Counter Call Swaptions — 0.1%
Receive a fixed rate of 1.76% and pay a floating rate based on 3-month LIBOR, Expires 1/26/12, Broker Deutsche Bank AG		300		6,059
Sold credit default protection on Dow Jones CDX North America High Yield Index Series 17, Strike Price USD 92, Expires 1/18/12, Broker Morgan Stanley Capital Services Inc. (m)		135	(n)	2,515

				8,574
Over-the-Counter Put Options — 0.1%
EUR Put Option:
Strike Price USD 1.28, Expires 1/03/12, Broker Deutsche Bank AG	EUR	100		56
Strike Price USD 1.28, Expires 1/03/12, Broker Deutsche Bank AG		100		56
Strike Price USD 1.35, Expires 2/03/12, Broker Deutsche Bank AG		278		15,508
Strike Price USD 1.30, Expires 3/21/12, Broker Citibank NA		280		10,096
Strike Price USD 1.30, Expires 2/03/12, Broker Citibank NA		278		6,088

				31,804
Over-the-Counter Put Swaptions — 0.0%
Pay a fixed rate of 2.70% and receive a floating rate based on 3-month LIBOR, Expires 1/27/12, Broker Citibank NA	USD	300		37
Pay a fixed rate of 2.75% and receive a floating rate based on 3-month LIBOR, Expires 5/11/12, Broker JPMorgan Chase Bank		100		515
Pay a fixed rate of 2.85% and receive a floating rate based on 3-month LIBOR, Expires 1/13/12, Broker Bank of America NA		200		—

See Notes to Financial Statements.

DECEMBER 31, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	13

BlackRock Variable Series Funds, Inc.

BlackRock Balanced Capital V.I. Fund

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Options Purchased	Notional Value (000)		Value

Over-the-Counter Put Swaptions (concluded)
Pay a fixed rate of 2.85% and receive a floating rate based on 3-month LIBOR, Expires 2/24/12, Broker Bank of America NA	USD	100	$50
Pay a fixed rate of 1.76% and receive a floating rate based on 3-month LIBOR, Expires 1/26/12, Broker Deutsche Bank AG		300	—
Pay a fixed rate of 2.50% and receive a floating rate based on 3-month LIBOR, Expires 1/26/12, Broker Deutsche Bank AG		200	—
Pay a fixed rate of 3.50% and receive a floating rate based on a 3-month LIBOR, Expires 11/08/12, Broker Citibank NA		100	2,556

			3,158
Total Options Purchased (Cost — $58,266) — 0.2%			45,387
Total Investments Before TBA Sale Commitments and Options Written (Cost — $30,783,476) — 118.7%			31,881,202

TBA Sale Commitments (h)	Par (000)
Fannie Mae Mortgage-Backed Securities:
3.50%, 1/15/42		400	(411,375)
4.00%, 1/15/42		1,500	(1,572,515)
5.50%, 1/15/42		600	(652,328)
Total TBA Sale Commitments (Proceeds — $2,618,862) — (9.8)%			(2,636,218)

Options Written	Notional Amount (000)
Over-the-Counter Call Options — 0.0%
USD Call Option, Strike Price USD 79.50, Expires 2/07/12, Broker Citibank NA		120	(273)
Over-the-Counter Call Swaptions — (0.1)%
Pay a fixed rate of 2.56% and receive a floating rate based on 3-month LIBOR, Expires 12/19/13, Broker Deutsche Bank AG		100	(5,034)
Pay a fixed rate of 2.60% and receive a floating rate based on 3-month LIBOR, Expires 12/16/13, Broker JPMorgan Chase Bank		100	(5,259)
Pay a fixed rate of 2.08% and receive a floating rate based on 3-month LIBOR, Expires 2/07/12, Broker Goldman Sachs Bank USA		300	(7,962)
Pay a fixed rate of 3.88% and receive a floating rate based on 3-month LIBOR, Expires 6/09/14, Broker JPMorgan Chase Bank		200	(17,227)

			(35,482)

Options Written	Notional Value (000)			Value

Over-the-Counter Put Options — (0.1)%
EUR Put Option:
Strike Price USD 1.28, Expires 1/03/12, Broker Royal Bank of Scotland Plc	EUR	100		$(56)
Strike Price USD 1.28, Expires 1/03/12, Broker Royal Bank of Scotland Plc		100		(56)
Strike Price USD 1.30, Expires 2/03/12, Broker Deutsche Bank AG		278		(6,088)
Strike Price USD 1.25, Expires 3/21/12, Broker Citibank NA		280		(5,120)
Strike Price USD 1.35, Expires 2/03/12, Broker Citibank NA		278		(15,508)

				(26,828)
Over-the-Counter Put Swaptions — (0.1)%
Receive a fixed rate of 2.56% and pay a floating rate based on 3-month LIBOR, Expires 12/19/13, Broker Deutsche Bank AG	USD	100		(4,966)
Receive a fixed rate of 2.60% and pay a floating rate based on 3-month LIBOR, Expires 12/16/13, Broker JPMorgan Chase Bank		100		(4,758)
Receive a fixed rate of 2.08% and pay a floating rate based on 3-month LIBOR, Expires 2/07/12, Broker Goldman Sachs Bank USA		300		—
Receive a fixed rate of 3.88% and pay a floating rate based on 3-month LIBOR, Expires 6/09/14, Broker JPMorgan Chase Bank		200		(1,664)
Sold credit default protection on Dow Jones CDX North America High Yield Index Series 17, Strike Price USD 82, Expires 1/18/12, Broker Morgan Stanley Capital Services Inc. (m)		101	(n)	(18)

				(11,406)
Total Options Written (Premiums Received — $68,866) — (0.3)%				(73,989)
Total Investments, Net of TBA Sale Commitments and Options Written — 108.6%				29,170,995
Liabilities in Excess of Other Assets — (8.6)%				(2,311,267)

Net Assets — 100.0%				$26,859,728

(a)	Non-income producing security.

(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Variable rate security. Rate shown is as of report date.

(d)	Issuer filed for bankruptcy and/or is in default of interest payments.

(e)	Represents a payment-in-kind security which may pay interest/dividends in additional par/shares.

(f)	Variable rate security. Rate shown is as of report date and maturity shown is the date the principal owed can be recovered through demand.

See Notes to Financial Statements.

14	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2011

BlackRock Variable Series Funds, Inc.

BlackRock Balanced Capital V.I. Fund

Schedule of Investments (continued)

(g)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(h)	Represents or includes a to-be-announced (“TBA”) transaction. Unsettled TBA transactions as of December 31, 2011 were as follows:

Counterparty	Value	Unrealized Appreciation (Depreciation)
Banc of America Securities	$(102,844)	$(1,113)
BNP Paribas	$221,531	$1,406
Citigroup Global Markets, Inc.	$331,094	$516
Credit Suisse Securities (USA) LLC	$213,750	$781
Duetsche Bank Securities, Inc.	$(1,256,391)	$(8,195)
Goldman Sachs & Co.	$9,391	$(1,063)
Greenwich Capital Markets	$(326,062)	$(1,078)
JP Morgan Securities, Inc.	$859,672	$2,410
Morgan Stanley & Co., Inc.	$107,453	$750
UBS Securities	$(205,688)	$(2,500)

(i)	All or a portion of security has been pledged as collateral in connection with open financial futures contracts.

(j)	Security is perpetual in nature and has no stated maturity date.
(k)	Investments in companies considered to be an affiliate of the Fund during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at December 31, 2010	Net Activity	Shares Held at December 31, 2011	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	212,044	60,396	272,440	$475

(l)	Represents the current yield as of report date.

(m)	Rated B+ using Standard & Poor’s (“S&P’s”) rating of the underlying securities.

(n)	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

—	For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

—	Reverse repurchase agreements outstanding as of December 31, 2011 were as follows:

Counterparty	Interest Rate	Trade Date	Maturity Date[1]	Net Closing Amount	Face Amount
Credit Suisse Securities (USA) LLC	0.03%	12/30/11	1/03/12	$935,409	$935,406
Credit Suisse Securities (USA) LLC	(0.08)%	12/30/11	1/03/12	69,737	69,738
Deutsche Bank Securities, Inc.	(0.70)%	12/30/11	1/03/12	790,926	790,988
Deutsche Bank Securities, Inc.	0.10%	12/12/11	Open	132,552	132,545
Merrill Lynch, Pierce, Fenner & Smith	0.08%	10/26/11	Open	198,210	198,181
Merrill Lynch, Pierce, Fenner & Smith	0.05%	12/23/11	Open	421,229	421,225
Total				$2,548,063	$2,548,083

[1]	Certain agreements have no stated maturity and can be terminated by either party at any time.

—	Financial futures contracts purchased as of December 31, 2011 were as follows:

Contracts	Issue	Exchange	Expiration	Notional Value	Unrealized Appreciation (Depreciation)
4	3-Month EURIBOR	NYSE Liffe	March 2012	$1,280,273	$1,224
2	30-Year US Treasury Bond	Chicago Board of Trade	March 2012	$289,625	2,856
7	90-Day Euro-Dollar	Chicago Mercantile	December 2014	$1,725,763	3,718
7	90-Day Euro-Dollar	Chicago Mercantile	March 2015	$1,723,313	4,544
1	90-Day Euro-Dollar	Chicago Mercantile	March 2012	$248,388	(3)
2	90-Day Euro-Dollar	Chicago Mercantile	June 2012	$496,475	(398)
2	90-Day Euro-Dollar	Chicago Mercantile	September 2012	$496,325	(376)
Total					$11,565

—	Financial futures contracts sold as of December 31, 2011 were as follows:

Contracts	Issue	Exchange	Expiration	Notional Value	Unrealized Appreciation (Depreciation)
1	German Euro-Bund Future	Eurex	March 2012	$179,953	$(5,618)
10	German Euro-Schatz Future	Eurex	March 2012	$1,428,076	(3,703)
9	10-Year US Treasury Note	Chicago Board of Trade	March 2012	$1,180,125	(9,202)
4	Ultra Long Term US Treasury Bond	Chicago Board of Trade	March 2012	$640,750	(4,195)
2	2-Year US Treasury Note	Chicago Board of Trade	March 2012	$441,094	74
2	5-Year US Treasury Note	Chicago Board of Trade	March 2012	$246,516	(574)
1	90-Day Euro-Dollar Future	Chicago Mercantile	December 2012	$248,113	185
1	90-Day Euro-Dollar Future	Chicago Mercantile	March 2013	$248,125	147
1	90-Day Euro-Dollar Future	Chicago Mercantile	June 2013	$248,088	60
2	90-Day Euro-Dollar Future	Chicago Mercantile	September 2013	$496,050	207
Total					$(22,619)

See Notes to Financial Statements.

DECEMBER 31, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	15

BlackRock Variable Series Funds, Inc.

BlackRock Balanced Capital V.I. Fund

Schedule of Investments (continued)

—	Foreign currency exchange contracts as of December 31, 2011 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	73,000	USD	97,684	Citibank NA	1/25/12	$(3,192)
EUR	54,000	USD	72,726	Deutsche Bank AG	1/25/12	(2,827)
USD	246,589	EUR	180,000	Citibank NA	1/25/12	13,594
USD	183,390	EUR	135,000	Royal Bank of Scotland Plc	1/25/12	8,644
USD	52,996	EUR	40,000	Citibank NA	3/14/12	1,195
	Total					$17,414

—	Credit default swaps on single-name issuers—buy protection outstanding as of December 31, 2011 were as follows:

Issuer	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)	Unrealized Appreciation (Depreciation)
Radian Group, Inc.	5.00%	Citibank NA	3/20/13	$40	$12,712
Eastman Chemical Co.	0.68%	Morgan Stanley Capital Services, Inc.	9/20/13	$55	(305)
Radian Group, Inc.	5.00%	Citibank NA	6/20/15	$40	16,545
Sara Lee Corporation	1.00%	JPMorgan Chase Bank NA	3/20/17	$12	(34)
Total					$28,918

—	Credit default swaps on single-name issuers—sold protection outstanding as of December 31, 2011 were as follows:

Issuer	Receive Fixed Rate	Counterparty	Expiration Date	Issuer Credit Rating[1]	Notional Amount (000)[2]	Unrealized Appreciation (Depreciation)
Aviva USA Corp.	1.00%	Deutsche Bank AG	5/25/12	A+	$40	$(48)
Assured Guaranty Corp.	5.00%	Citibank NA	12/20/14	AA-	$5	60
MetLife, Inc.	1.00%	Credit Suisse Securities (USA) LLC	9/20/16	A-	$10	(69)
MetLife, Inc.	1.00%	Deutsche Bank AG	9/20/16	A-	$10	(143)
MetLife, Inc.	1.00%	Morgan Stanley Capital Services, Inc.	9/20/16	A-	$20	(318)
MetLife, Inc.	1.00%	Morgan Stanley Capital Services, Inc.	9/20/16	A-	$10	(243)
Assured Guaranty Corp.	5.00%	Citibank NA	12/20/16	AA-	$6	235
MetLife, Inc.	1.00%	Citibank NA	12/20/16	A-	$50	(1,346)
MetLife, Inc.	1.00%	Citibank NA	12/20/16	A-	$15	(312)
Total						$(2,184)

[1]	Using S&P’s rating.

[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

—	Credit default swaps on traded indexes—buy protection outstanding as of December 31, 2011 were as follows:

Index	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)	Unrealized Appreciation (Depreciation)
Dow Jones CDX Emerging Markets Series 14	5.00%	Morgan Stanley Capital Services, Inc.	12/20/15	$20	$418
Dow Jones CDX North America Investment Grade Index Series 16	1.00%	Credit Suisse Securities (USA) LLC	6/20/16	$13	(37)
Dow Jones CDX North America Investment Grade Index Series 16	1.00%	JPMorgan Chase Bank NA	6/20/16	$1	(1)
Dow Jones CDX North America Investment Grade Index Series 16	1.00%	Morgan Stanley Capital Services, Inc.	6/20/16	$48	(406)
Dow Jones CDX North America Investment Grade Index Series 17	1.00%	Citibank NA	12/20/16	$80	(422)
Dow Jones CDX North America Investment Grade Index Series 17	1.00%	Deutsche Bank AG	12/20/16	$96	(539)
Dow Jones CDX North America Investment Grade Index Series 17	1.00%	Morgan Stanley Capital Services, Inc.	12/20/16	$120	(264)
Total					$(1,251)

See Notes to Financial Statements.

16	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2011

BlackRock Variable Series Funds, Inc.

BlackRock Balanced Capital V.I. Fund

Schedule of Investments (continued)

—	Credit default swaps on traded indexes—sold protection outstanding as of December 31, 2011 were as follows:

Index	Receive Fixed Rate	Counterparty	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]	Unrealized Appreciation (Depreciation)
Dow Jones CDX North America High Yield Index Series 17	5.00%	Credit Suisse Securities (USA) LLC	12/20/16	B+	$25	$125
Markit CMBX North America AAA Index Series 3	0.08%	Morgan Stanley Capital Services, Inc.	12/13/49	A+	$15	328
Markit CMBX North America AAA Index Series 4	0.35%	Morgan Stanley Capital Services, Inc.	2/17/51	A-	$15	288
Total						$741

[1]	Using S&P’s rating of the underlying securities.

[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

—	Interest rate swaps outstanding as of December 31, 2011 were as follows:

Fixed Rate		Floating Rate	Counterparty	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
0.92%	[3]	3-month LIBOR	Deutsche Bank AG	2/28/13	USD	300	$(780)
1.24%	[4]	6-month EURIBOR	Citibank NA	12/13/13	EUR	1,300	1,346
1.32%	[3]	3-month LIBOR	Citibank NA	12/17/13	USD	100	(1,158)
0.73%	[3]	3-month LIBOR	Bank of America NA	12/22/13	USD	300	35
0.73%	[4]	3-month LIBOR	Citibank NA	12/22/13	USD	100	14
0.74%	[4]	3-month LIBOR	Deutsche Bank AG	12/22/13	USD	100	16
0.74%	[4]	3-month LIBOR	Deutsche Bank AG	12/22/13	USD	300	79
2.38%	[3]	3-month LIBOR	Morgan Stanley Capital Services, Inc.	11/17/17	USD	100	(5,404)
3.27%	[3]	3-month LIBOR	Deutsche Bank AG	5/16/21	USD	30	(3,406)
2.69%	[3]	3-month LIBOR	Citibank NA	8/09/21	USD	100	(6,211)
2.35%	[4]	3-month LIBOR	Deutsche Bank AG	8/12/21	USD	100	3,205
2.40%	[4]	3-month LIBOR	Bank of America NA	10/21/21	USD	100	3,506
2.24%	[3]	3-month LIBOR	Credit Suisse Securities (USA) LLC	12/05/21	USD	100	(1,996)
2.20%	[3]	3-month LIBOR	Deutsche Bank AG	12/12/21	USD	100	(1,599)
2.20%	[4]	3-month LIBOR	JPMorgan Chase Bank NA	12/12/21	USD	100	(41)
2.19%	[3]	3-month LIBOR	Deutsche Bank AG	12/29/21	USD	100	(1,406)
3.00%	[3]	3-month LIBOR	UBS AG	1/03/22	USD	100	(7,894)
2.58%	[3]	6-month EURIBOR	Deutsche Bank AG	11/11/41	EUR	10	(65)
2.68%	[3]	6-month EURIBOR	Deutsche Bank AG	11/18/41	EUR	25	(848)
Total							$(22,607)

[3]	Pays fixed interest rate and receives floating rate.

[4]	Pays floating interest rate and receives fixed rate.

—	Total return swaps outstanding as of December 31, 2011 were as follows:

Reference Entity	Fund Pays/Receives the Total Return of the Reference Entity	Fixed Rate/ Floating Rate	Counterparty	Expiration Date	Notional Amount (000)	Unrealized Appreciation (Depreciation)
Gross return on the Markit IOS 5.50%, 30-year, fixed rate Fannie Mae residential mortgage-backed securities pool	Pays	1-month LIBOR	JPMorgan Chase Bank NA	1/12/39	$36	$505
Gross return on the Markit IOS 5.00%, 30-year, fixed rate Fannie Mae residential mortgage-backed securities pool	Pays	1-month LIBOR	JPMorgan Chase Bank NA	1/12/39	$39	42
Gross return on the Markit IOS 5.00%, 30-year, fixed rate Fannie Mae residential mortgage-backed securities pool	Receives	1-month LIBOR	Bank of America NA	1/12/39	$39	(533)
Total						$14

See Notes to Financial Statements.

DECEMBER 31, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	17

BlackRock Variable Series Funds, Inc.

BlackRock Balanced Capital V.I. Fund

Schedule of Investments (continued)

—	Fair Value Measurements—Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

—	Level 1—unadjusted price quotations in active markets/exchanges for identical assets and liabilities

—	Level 2—other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

—	Level 3—unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and does not necessarily correspond to the Fund’s perceived risk of investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the inputs used as of December 31, 2011 in determining the fair valuation of the Fund’s investments and derivative financial instruments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks	$15,477,973	—	—	$15,477,973
Asset Backed Securities	—	$474,272	$241,315	715,587
Corporate Bonds	—	3,875,400	—	3,875,400
Foreign Agency Obligations	—	208,720	—	208,720
Taxable Municipal Bonds	—	27,918	—	27,918
US Government Sponsored Agency Securities	—	6,968,528	—	6,968,528
Non-Agency Mortgage-Backed Securities	—	915,433	38,630	954,063
US Treasury Obligations	—	3,234,589	—	3,234,589
Preferred Securities	12,535	88,062	—	100,597
Short-Term Securities:
Money Market Funds	272,440	—	—	272,440
Liabilities:
Investments:
TBA Sale Commitments	—	(2,636,218)	—	(2,636,218)
Total	$15,762,948	$13,156,704	$279,945	$29,199,597

Valuation Inputs	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Credit contracts	—	$33,226	—	$33,226
Foreign currency exchange contracts	—	55,572	—	55,572
Interest rate contracts	$14,531	17,965	—	32,496
Liabilities:
Credit contracts	—	(4,457)	$(48)	(4.505)
Foreign currency exchange contracts	—	(33,120)	—	(33,120)
Interest rate contracts	(24,069)	(78,211)	—	(102,280)
Total	$(9,538)	$(9,025)	$(48)	$(18,611)

[1]	Derivative financial instruments are swaps, financial futures contracts, foreign currency exchange contracts and options. Swaps, financial futures contracts, and foreign currency exchange contracts are valued at the unrealized appreciation/depreciation on the instrument and options are shown at value.

See Notes to Financial Statements.

18	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2011

BlackRock Variable Series Funds, Inc.

BlackRock Balanced Capital V.I. Fund

Schedule of Investments (concluded)

The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Asset- Backed Securities	Non-Agency Mortgage- Backed Securities	Total
Assets:
Balance, as of December 31, 2010	$39,958	$52,900	$92,858
Accrued discounts/premium	—	(70)	(70)
Net realized gain (loss)	40	696	736
Net change in unrealized appreciation/depreciation[2]	(3,768)	(598)	(4,366)
Purchases	218,015	43,907	261,922
Sales	(23,586)	(5,305)	(28,891)
Transfers in3	30,651	—	30,651
Transfers out[3]	(19,995)	(52,900)	(72,895)
Balance, as of December 31, 2011	$241,315	$38,630	$279,945

[2]	Included in the related net change in unrealized appreciation/depreciation in the Statements of Operations. The change in unrealized appreciation/depreciation on investments still held at December 31, 2011 was $(4,366).

[3]	The Portfolio’s policy is to recognize transfers in and transfers out as of the beginning of the period of the event or the change in circumstances that caused the transfer.

The following table is a reconciliation of Level 3 derivative financial instruments for which significant unobservable inputs were used to determine fair value:

	Credit Contract	Interest Rate Contracts		Total
Liabilities	Liabilities	Assets	Liabilities
Balance, as of December 31, 2010	$—	$274	$(2,747)	$(2,473)
Accrued discounts/premium	165	(8)	(7)	150
Net realized gain (loss)	—	(203)	(2,289)	(2,492)
Net change in unrealized appreciation/depreciation[4]	(48)	477	2,270	2,699
Purchases	—	—	—	—
Issuances[5]	(270)	—	—	(270)
Sales	—	—	—	—
Settlements[6]	105	(540)	2,773	2,338
Transfers in7	—	—	—	—
Transfers out[7]	—	—	—	—
Balance, as of December 31, 2011	$(48)	$—	$—	$(48)

[4]	Included in the related net change in unrealized appreciation/depreciation in the Statements of Operations. The change in unrealized appreciation/depreciation on derivative financial instruments still held at December 31, 2011 was $(48).

[5]	Issuances represent upfront cash received on certain derivative financial instruments.

[6]	Settlements represent periodic contractual cash flows and/or cash flows to terminate certain derivative financial instruments.

[7]	The Portfolio’s policy is to recognize transfers in and transfers out as of the beginning of the period of the event or the change in circumstances that caused the transfer.

A reconciliation of Level 3 investments and derivative financial instruments is presented when the Portfolio had a significant amount of Level 3 investments and derivatives at the beginning and/or end of the period in relation to net assets.

See Notes to Financial Statements.

DECEMBER 31, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	19

BlackRock Variable Series Funds, Inc.

BlackRock Balanced Capital V.I. Fund

Statement of Assets and Liabilities December 31, 2011

Assets:
Investments at value—unaffiliated (cost—$30,511,036)	$31,608,762
Investments at value—affiliated (cost—$272,440)	272,440
Investments sold receivable	4,314,563
TBA sale commitments receivable	2,618,862
Interest receivable	85,149
Unrealized appreciation on swaps	39,459
Unrealized appreciation on foreign currency exchange contracts	23,433
Foreign currency at value (cost—$15,871)	15,113
Dividends receivable	14,430
Swaps receivable	3,348
Prepaid expenses	476
Other assets	245

Total assets	38,996,280

Liabilities:
Bank overdraft	11,587
Investments purchased payable	6,760,944
TBA sale commitments at value (proceeds—$2,618,862)	2,636,218
Reverse repurchase agreements	2,548,083
Options written at value (premiums received—$68,866)	73,989
Unrealized depreciation on swaps	35,828
Swaps premiums received	11,987
Interest expense payable	6,500
Investment advisory fees payable	6,424
Unrealized depreciation on foreign currency exchange contracts	6,019
Swaps payable	3,681
Margin variation payable	2,982
Capital shares redeemed payable	1,770
Officer’s and Directors’ fees payable	559
Other affiliates payable	78
Other accrued expenses payable	29,903

Total liabilities	12,136,552

Net Assets	$26,859,728

Net Assets Consist of:
Paid-in capital	$30,130,311
Undistributed net investment income	21,971
Accumulated net realized loss	(4,377,056)
Net unrealized appreciation/depreciation	1,084,502

Net Assets	$26,859,728

Net Asset Value:
Class I—Based on net assets of $26,859,728 and 2,190,160 shares outstanding, 100 million shares authorized, $0.10 par value	$12.26

See Notes to Financial Statements.

20	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2011

BlackRock Variable Series Funds, Inc.

BlackRock Balanced Capital V.I. Fund

Statement of Operations Year Ended December 31, 2011

Investment Income:
Dividends—unaffiliated	$329,990
Foreign taxes withheld	(3,568)
Dividends—affiliated	475
Interest	488,992

Total income	815,889

Expenses:
Investment advisory	156,817
Professional	43,051
Accounting services	40,462
Custodian	36,282
Pricing	16,974
Officer and Directors	16,920
Printing	5,419
Transfer agent	5,000
Miscellaneous	7,669

Total expenses excluding interest expense	328,594
Interest expense	3,618

Total expenses	332,212
Less fees waived by advisor	(5,924)

Total expenses after fees waived	326,288

Net investment income	489,601

Realized and Unrealized Gain (Loss):
Net realized gain (loss) from:
Investments	2,259,389
Financial futures contracts	(159,922)
Foreign currency transactions	27,553
Options written	26,120
Borrowed bonds	5,710
Swaps	50,526

2,209,376

Net change in unrealized appreciation/depreciation on:
Investments	(1,534,006)
Financial futures contracts	(24,528)
Foreign currency transactions	16,607
Option written	9,191
Swaps	(1,929)
Borrowed bonds	(3,296)

(1,537,961)

Total realized and unrealized gain	671,415

Net Increase in Net Assets Resulting from Operations	$1,161,016

See Notes to Financial Statements.

DECEMBER 31, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	21

BlackRock Variable Series Funds, Inc.

BlackRock Balanced Capital V.I. Fund

Statements of Changes in Net Assets

	Year Ended December 31,
Increase (Decrease) in Net Assets:	2011	2010
Operations:
Net investment income	$489,601	$481,310
Net realized gain	2,209,376	1,869,362
Net change in unrealized appreciation/depreciation	(1,537,961)	147,826

Net increase in net assets resulting from operations	1,161,016	2,498,498

Dividends to Shareholders From:
Net investment income	(597,964)	(531,530)

Capital Share Transactions:
Net decrease in net assets derived from capital share transactions	(3,344,744)	(3,823,503)

Net Assets:
Total decrease in net assets	(2,781,692)	(1,856,535)
Beginning of year	29,641,420	31,497,955

End of year	$26,859,728	$29,641,420

Undistributed net investment income	$21,971	$101,737

See Notes to Financial Statements.

22	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2011

BlackRock Variable Series Funds, Inc.

BlackRock Balanced Capital V.I. Fund

Financial Highlights

	Class I
	Year Ended December 31,
	2011		2010		2009		2008		2007
Per Share Operating Performance:
Net asset value, beginning of year	$12.07		$11.30		$9.79		$14.16		$13.76

Net investment income[1]	0.21		0.18		0.22		0.29		0.31
Net realized and unrealized gain (loss)	0.26		0.81		1.53		(4.35)		0.42

Net increase (decrease) from investment operations	0.47		0.99		1.75		(4.06)		0.73

Dividends from net investment income	(0.28)		(0.22)		(0.24)		(0.31)		(0.33)

Net asset value, end of year	$12.26		$12.07		$11.30		$9.79		$14.16

Total Investment Return:[2]
Based on net asset value	3.84%		8.76%		17.93%		(28.62)%		5.31%

Ratios to Average Net Assets:
Total expenses	1.16%		1.14%		1.08%		0.92%		0.75%

Total expenses after fees waived	1.14%		1.14%		1.07%		0.92%		0.75%

Total expenses after fees waived and excluding interest expense	1.13%		1.10%		1.07%		0.90%		0.75%

Net investment income	1.71%		1.60%		2.19%		2.37%		2.14%

Supplemental Data:
Net assets, end of year (000)	$26,860		$29,641		$31,498		$32,191		$56,550

Portfolio turnover	570%	[3]	730%	[4]	381%	[5]	344%	[6]	385%

[1]	Based on average shares outstanding.

[2]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.

[3]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover rate would have been 400%.

[4]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover rate would have been 547%.

[5]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover rate would have been 263%.

[6]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover rate would have been 260%.

See Notes to Financial Statements.

DECEMBER 31, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	23

BlackRock Variable Series Funds, Inc.

BlackRock Balanced Capital V.I. Fund

Financial Highlights (concluded)

	Class III
	Year Ended December 31, 2007[1]
Per Share Operating Performance:
Net asset value, beginning of year	$13.72

Net investment income[2]	0.28
Net realized and unrealized gain	0.41

Net increase from investment operations	0.69

Dividends from net investment income[3]	(0.30)

Net asset value, end of year	$14.11

Total Investment Return:[3]
Based on net asset value	5.02%

Ratios to Average Net Assets:
Total expenses	1.03%

Total expenses after fees waived and/or reimbursed	1.03%

Net investment income	1.92%

Supplemental Data:
Net assets, end of year (000)	$—	[1]

Portfolio turnover	385%

[1]	There were no Class III Shares outstanding as of December 31, 2007 and during the years ended December 31, 2008, December 31, 2009, December 31, 2010 and December 31, 2011. As there were no Class III Shares outstanding as of December 31, 2011, the financial highlights for Class III were not required to be presented in the previously filed December 31, 2011 financial statements. The Class III Shares are scheduled to re-open to new investors effective January 22, 2013.

[2]	Based on average shares outstanding.

[3]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.

See Notes to Financial Statements.

24	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2011

BlackRock Variable Series Funds, Inc.

BlackRock Balanced Capital V.I. Fund

Notes to Financial Statements

1.    Organization and Significant Accounting Policies:

BlackRock Variable Series Funds, Inc. (the “Company”), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company that is comprised of 16 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented here are for BlackRock Balanced Capital V.I. Fund (the “Fund”), and are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Class I and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class III Shares bear certain expenses related to the distribution of such shares. Class III Shares were redeemed on December 31, 2007 and currently are not offered.

The following is a summary of significant accounting policies followed by the Fund:

Valuation:    US GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund fair values its financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). The Fund values its bond investments on the basis of last available bid prices or current market quotations provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. Financial futures contracts traded on exchanges are valued at its last sale price. To-be-announced (“TBA”) commitments are valued on the basis of last available bid prices or current market quotations provided by pricing services. Swap agreements are valued utilizing quotes received daily by the Fund’s pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments. Investments in open-end registered investment companies are valued at NAV each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security.

Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean

DECEMBER 31, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	25

price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options and swaptions are valued by an independent pricing service using a mathematical model which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or if a price is not available, the investment will be valued in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor and/or the sub-advisor seeks to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Fund’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such instruments, those instruments may be Fair Value Assets and be valued at their fair value, as determined in good faith by the investment advisor using a pricing service and/or policies approved by the Board. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and OTC options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

Foreign Currency Transactions:    The Fund’s books and records are maintained in US dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective date of such transactions. Generally, when the US dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because its currency is worth fewer

US dollars; the opposite effect occurs if the US dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in market prices of those investments but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Asset-Backed and Mortgage-Backed Securities:    The Fund may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity of the security. If the Fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

The Fund may purchase certain mortgage pass-through securities. There are a number of important differences among the agencies and instrumentalities of the US government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac

26	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2011

and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed Mortgage Pass-Through Certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States but are supported by the right of the issuer to borrow from the Treasury.

Multiple Class Pass-Through Securities:    The Fund may invest in multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities. These multiple class securities may be issued by Ginnie Mae, US government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of residential or commercial mortgage loans or mortgage pass-through securities (the “Mortgage Assets”), the payments on which are used to make payments on the CMOs or multiple pass-through securities. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated pre-payments of principal, the Fund may not fully recoup its initial investment in IOs.

Stripped Mortgage-Backed Securities:    The Fund may invest in stripped mortgage-backed securities issued by the US government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (IOs) and principal (POs) distributions on a pool of Mortgage Assets. The Fund also may invest in stripped mortgage-backed securities that are privately issued.

Zero-Coupon Bonds:    The Fund may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments.

Capital Trusts:    The Fund may invest in capital trusts. These securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured as either fixed or adjustable coupon securities that can have either a perpetual or stated maturity date. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. Payments on these securities are treated as interest rather than dividends for federal income tax purposes. These securities generally are rated below that of the issuing company’s senior debt securities.

Preferred Stock:    The Fund may invest in preferred stocks. Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Borrowed Bond Agreements:    The Fund may enter into borrowed bond agreements. In a borrowed bond agreement, the Fund borrows a bond from a counterparty in exchange for cash collateral with the commitment that the security and the cash will be returned to the counterparty and the Fund, respectively, at a mutually agreed upon rate and date. Certain agreements have no stated maturity and can be terminated by either party at any time. Borrowed bond agreements are entered into primarily in connection with short sales of bonds. Earnings on cash collateral and compensation to the lender of the bond are based on agreed upon rates between the Fund and the counterparty. The value of

DECEMBER 31, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	27

the underlying cash collateral approximates the market value and accrued interest of the borrowed bond. To the extent that a borrowed bond transaction exceeds one business day, the value of the cash collateral in the possession of the counterparty is monitored on a daily basis to ensure the adequacy of the collateral. As the market value of the borrowed bond changes, the cash collateral is periodically increased or decreased with a frequency and in amounts prescribed in the borrowed bond agreement. Full realization of the collateral by the Fund may be limited if the value of an investment purchased with the cash collateral by the lender decreases. The Fund may also experience delays in gaining access to the collateral.

Forward Commitments and When-Issued Delayed Delivery Securities:    The Fund may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Fund may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Fund may be required to pay more at settlement than the security is worth. In addition, the Fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Fund’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions, which is shown in the Schedule of Investments.

TBA Commitments:    The Fund may enter into TBA commitments. TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. The Fund generally enters into TBA commitments with the intent to take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

Mortgage Dollar Roll Transactions:    The Fund may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. The Fund accounts for mortgage dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. These transactions may increase the Fund’s portfolio turnover rate. Mortgage dollar rolls involve the risk that the market value of the securities that the Fund is required to purchase may decline below the agreed upon repurchase price of those securities.

Treasury Roll Transactions:    The Fund may enter into treasury roll transactions. In a treasury roll transaction, the Fund sells a Treasury security to a counterparty with a simultaneous agreement to repurchase the same security at an agreed upon price and future settlement date. The Fund receives cash from the sale of the Treasury security to use for other investment purposes. The difference between the sale price and repurchase price represents net interest income or net interest expense reflective of an agreed upon rate between the Fund and the counterparty over the term of the borrowing. For US GAAP purposes, a treasury roll transaction is accounted for as a secured borrowing and not as a purchase or sale. During the term of the borrowing, interest income from the Treasury security and the related interest expense on the secured borrowing is recorded by the Fund on an accrual basis. The Fund will benefit from the transaction if the income earned on the investment purchased with the cash received in the treasury roll transaction exceeds the interest expense incurred by the Fund. If the interest expense exceeds the income earned, the Fund’s net investment income and dividends to shareholders may be adversely impacted. Treasury roll transactions involve the risk that the market value of the securities that the Fund is required to repurchase may decline below the agreed upon repurchase price of those securities.

Reverse Repurchase Agreements:    The Fund may enter into reverse repurchase agreements with qualified third party broker-dealers. In a reverse repurchase agreement, the Fund sells securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. The Fund may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities that the Fund is obligated to repurchase

28	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2011

under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted while the other party, or its trustee or receiver, determines whether or not to enforce the Fund’s obligation to repurchase the securities.

Segregation and Collateralization:    In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that the Fund either deliver collateral or segregate assets in connection with certain investments (e.g., dollar rolls, TBA sale commitments, financial futures contracts, foreign currency exchange contracts, swaps, and options written), or certain borrowings (e.g., reverse repurchase agreements and treasury roll transactions), the Fund will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party to such transactions has requirements to deliver/deposit securities as collateral for certain investments.

Investment Transactions and Investment Income:    For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Consent fees are compensation for agreeing to changes in the terms of debt instruments and are included in interest income in the Statement of Operations.

Dividends and Distributions:    Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. The amount and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Income Taxes:    It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s US federal tax returns remains open for each of the four years ended December 31, 2011. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Recent Accounting Standard:    In May 2011, the Financial Accounting Standards Board (the “FASB”) issued amended guidance to improve disclosure about fair value measurements which will require the following disclosures for fair value measurements categorized as Level 3: quantitative information about the unobservable inputs and assumptions used in the fair value measurement, a description of the valuation policies and procedures and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, the amounts and reasons for all transfers in and out of Level 1 and Level 2 will be required to be disclosed. The amended guidance is effective for financial statements for fiscal years beginning after December 15, 2011, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Fund’s financial statement disclosures.

In December 2011, the FASB issued guidance that will enhance current disclosure requirements on the offsetting of certain assets and liabilities. The new disclosures will be required for investments and derivative financial instruments subject to master netting agreements or similar agreements and will require an entity to disclose both gross and net information about such investments and transactions eligible for offset in the Statement of Assets and Liabilities. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Fund’s financial statement disclosures.

Other:     Expenses directly related to the Fund are charged to the Fund. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods.

DECEMBER 31, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	29

The Fund has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2.    Derivative Financial Instruments:

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and to economically hedge, or protect, its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk or other risk (commodity price risk and inflation risk). These contracts may be transacted on an exchange or OTC.

Losses may arise if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument or if the counterparty does not perform under the contract. The Fund’s maximum risk of loss from counterparty credit risk on OTC derivatives is generally the aggregate unrealized gain netted against any collateral pledged by/posted to the counterparty. For OTC options purchased, the Fund bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral received on the options should the counterparty fail to perform under the contracts. Options written by the Fund do not give rise to counterparty credit risk, as options written obligate the Fund to perform and not the counterparty. Counterparty risk related to exchange-traded financial futures contracts and options is deemed to be minimal due to the protection against defaults provided by the exchange on which these contracts trade.

The Fund may mitigate counterparty risk by procuring collateral and through netting provisions included within an International Swaps and Derivatives Association, Inc. master agreement (“ISDA Master Agreement”) implemented between the Fund and each of its respective counterparties. An ISDA Master Agreement allows the Fund to offset with each separate counterparty certain derivative financial instrument’s payables and/or receivables with collateral held. The amount of collateral moved to/from applicable counterparties is generally based upon minimum transfer amounts of up to $500,000. To the extent amounts due to the Fund from its counterparties are not fully collateralized contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. See Note 1 “Segregation and Collateralization” for information with respect to collateral practices. In addition, the Fund manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Financial Futures Contracts:    The Fund purchases or sells financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk), changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk). Financial futures contracts are agreements between the Fund and counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as margin variation and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest or foreign currency exchange rates and the underlying assets.

Foreign Currency Exchange Contracts:    The Fund enters into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to foreign currencies (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by the Fund, help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was

30	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2011

opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies and the risk that a counterparty to the contract does not perform its obligations under the agreement.

Options:    The Fund purchases and writes call and put options to increase or decrease its exposure to underlying instruments (including equity risk, interest rate risk and/or commodity price risk) and/or, in the case of options written, to generate gains from options premiums. A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised), the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. When the Fund purchases (writes) an option, an amount equal to the premium paid (received) by the Fund is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums received or paid). When the Fund writes a call option, such option is “covered,” meaning that the Fund holds the underlying instrument subject to being called by the option counterparty. When the Fund writes a put option, such option is covered by cash in an amount sufficient to cover the obligation.

Options on swaps (swaptions) are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swap option is granting or buying the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

The Fund also purchases or sells listed or OTC foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies (foreign currency exchange rate risk). When foreign currency is purchased or sold through an exercise of a foreign currency option, the related premium paid (or received) is added to (or deducted from) the basis of the foreign currency acquired or deducted from (or added to) the proceeds of the foreign currency sold. Such transactions may be effected with respect to hedges on non-US dollar denominated instruments owned by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Fund purchasing or selling a security at a price different from the current market value.

Swaps:    The Fund enters into swap agreements, in which the Fund and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. These payments received or made by the Fund are recorded in the Statement of Operations as realized gains or losses, respectively. Any upfront fees paid are recorded as assets and any upfront fees received are recorded as liabilities and amortized over the term of the swap. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). When the swap is terminated, the Fund will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contracts is the premium received or paid. Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

—

Credit default swaps—The Fund enters into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which it is not otherwise exposed (credit risk). The Fund enters into credit default swap agreements to provide a measure of protection against the default of an issuer (as buyer of protection) and/or gain credit exposure to an issuer to which it is not otherwise exposed (as seller of protection). The Fund may

DECEMBER 31, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	31

either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps on single-name issuers are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occurs. As a buyer, if an underlying credit event occurs, the Fund will either receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index or receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

—	Total return swaps—The Fund enters into total return swaps to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (coupons plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty.

—	Interest rate swaps—The Fund enters into interest rate swaps to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed rate bonds which may decrease when interest rates rise (interest rate risk). Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Interest rate floors, which are a type of interest rate swap, are agreements in which one party agrees to make payments to the other party to the extent that interest rates fall below a specified rate or floor in return for a premium. In more complex swaps, the notional principal amount may decline (or amortize) over time.

Derivative Financial Instruments Categorized by Risk Exposure:

Fair Values of Derivative Financial Instruments as of December 31, 2011
	Asset Derivatives
	Statement of Assets and Liabilities Location	Value
Interest rate contracts	Net unrealized appreciation/depreciation[1]; Unrealized appreciation on swaps; Investments at value-unaffiliated[2]	$32,496

Foreign currency exchange contracts	Unrealized appreciation on foreign currency exchange contracts; Investments at value-unaffiliated[2]	55,572

Credit contracts	Unrealized appreciation on swaps	33,226
Total		$121,294

	Liability Derivatives
	Statement of Assets and Liabilities Location	Value
Interest rate contracts	Net unrealized depreciation[1]; Unrealized depreciation on swaps; Options written at value	$102,280

Foreign currency exchange contracts	Unrealized depreciation on foreign currency exchange contracts	33,120

Credit contracts	Unrealized depreciation on swaps	4,505
Total		$139,905

[1]	Includes cumulative appreciation/depreciation on financial futures contracts as reported in the Schedule of Investments. Only current day’s margin variation is reported within the Statement of Assets and Liabilities.
[2]	Includes options purchased as reported in the Schedule of Investments.

The Effect of Derivative Financial Instruments in the Statement of Operations Year Ended December 31, 2011
Net Realized Gain (Loss) From
Value
Interest rate contracts:
Financial futures contracts	$(159,922)
Swaps	59,304
Options[3]	(53,052)
Foreign currency exchange contracts:
Foreign currency exchange contracts	(6,474)
Options[3]	(2,659)
Credit contracts:
Swaps	(8,778)

Total	$(171,581)

32	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2011

Net Change in Unrealized Appreciation/Depreciation on
Value
Interest rate contracts:
Financial futures contracts	$(24,528)
Swaps	(41,051)
Options[3]	(38,450)
Foreign currency exchange contracts:
Foreign currency exchange contracts	18,047
Options[3]	(693)
Credit contracts:
Options[3]	2,143
Swaps	39,122

Total	$(45,410)

[3]	Options purchased are included in the net realized gain (loss) from investments and net change in unrealized appreciation/depreciation on investments.

For the year ended December 31, 2011, the average quarterly balances of outstanding derivative financial instruments were as follows:

Financial futures contracts:
Average number of contracts purchased	15
Average number of contracts sold	15
Average notional value of contracts purchased	$2,937,124
Average notional value of contracts sold	$2,475,884
Foreign currency exchange contracts:
Average number of contracts — US dollars purchased	6
Average number of contracts — US dollars sold	4
Average US dollar amounts purchased	$272,619
Average US dollar amounts sold	$164,222
Options:
Average number of option contracts purchased	451,233
Average number of contracts written	386,712
Average notional value of option contracts purchased	$493,838
Average notional value of option contracts written	$411,575
Average number of swaption contracts purchased	24
Average number of swaption contracts written	32
Average notional value of swaption contracts purchased	$4,308,750
Average notional value of swaption contracts written	$4,750,313
Credit default swaps:
Average number of contracts — buy protection	10
Average number of contracts — sell protection	6
Average notional value — buy protection	$541,185
Average notional value — sell protection	$155,375
Interest rate swaps:
Average number of contracts — pays fixed rate	14
Average number of contracts — receives fixed rate	7
Average notional value — pays fixed rate	$2,171,325
Average notional value — receives fixed rate	$1,213,130
Total return swaps:
Average number of contracts	4
Average notional value	$160,518

3.    Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) and Barclays Bank PLC (“Barclays”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). Due to the ownership structure, PNC is an affiliate for 1940 Act purposes, but Barclays is not.

The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund paid the Manager a monthly fee based on a percentage of the Fund’s average daily net assets at an annual rate of 0.55% from January 1, 2011 through May 31, 2011.

Effective June 1, 2011, the Fund pays the Manager a monthly fee based on a percentage of the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $1 billion	0.55%
$1 billion — $3 billion	0.52
$3 billion — $5 billion	0.50
$5 billion — $10 billion	0.48
Greater than $10 billion	0.47

The Manager entered into a sub-advisory agreement with BlackRock Investment Management, LLC (“BIM”) and BlackRock Financial Management, Inc. (“BFM”), both affiliates of the Manager. The Manager pays each sub-advisor, for services they provide, a monthly fee that is a percentage of the investment advisory fees paid by the Fund to the Manager.

The Manager voluntarily agreed to waive and/or reimburse fees or expenses, excluding interest expense, dividend expense, acquired fund fees and expenses and certain other fund expenses, in order to limit expenses as a percentage of net assets as follows: 1.25% for Class I Shares and 1.50% for Class III Shares. This voluntary waiver and/or reimbursement may be reduced or discontinued at any time without notice.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Fund’s investment in other affiliated investment companies, if any. This amount is shown as, or included in, fees waived by advisor in the Statement of Operations.

For the year ended December 31, 2011, the Fund reimbursed the Manager $319 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Company, on behalf of the Fund, entered into a Distribution Agreement with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plan and in accordance with

DECEMBER 31, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	33

Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing distribution fees. The fees are accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets of Class III Shares.

Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for compensation paid to the Company’s Chief Compliance Officer.

4.    Investments:

Purchases and sales of investments including paydowns, mortgage dollar roll and TBA transactions and excluding short-term securities and US government securities for the year ended December 31, 2011, were $148,470,494 and $153,378,719, respectively.

Purchases and sales of US government securities for the Fund for the year ended December 31, 2011 were $28,979,470 and $27,721,216, respectively.

For the year ended December 31, 2011, purchases and sales of mortgage dollar rolls were $52,982,762 and $53,011,006, respectively.

Transactions in options written for the year ended December 31, 2011, were as follows:

	Calls
	Option Contracts	Swaptions Notional Amount (000)	Premiums Received
Outstanding options, beginning of year	1	$2,600	$127,527
Options written	30	5,235	169,652
Options exercised	(8)	(500)	(15,239)
Options expired	(5)	(1,215)	(21,555)
Options closed	(18)	(5,300)	(240,035)

Outstanding options, end of year	—	$820	$20,350

	Puts
	Option Contracts	Swaptions Notional (000)	Premiums Received
Outstanding options, beginning of year	1	$3,300	$135,798
Options written	33	8,780	238,513
Options exercised	—	(1,070)	(28,118)
Options expired	(21)	(3,090)	(47,998)
Options closed	(13)	(6,083)	(249,679)

Outstanding options, end of year	—	$1,837	$48,516

5.    Income Tax Information:

US GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of December 31, 2011 attributable to foreign currency transactions, the accounting for swap agreements, and net paydown losses were reclassified to the following accounts:

Undistributed net investment income	$28,597
Accumulated net realized loss	$(28,597)

The tax character of distributions paid during the fiscal years ended December 31, 2011 and December 31, 2010 was as follows:

	12/31/11	12/31/10
Ordinary income	$597,964	$531,530

As of December 31, 2011, the tax components of accumulated net losses were as follows:

Undistributed ordinary income	$42,152
Capital loss carryforwards	(4,269,677)
Net unrealized gains[1]	1,021,348
Qualified late-year losses[2]	(64,406)

Total	$(3,270,583)

[1]	The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains/losses on certain futures and foreign currency exchange contracts and the accounting for swap agreements.

[2]	The Fund has elected to defer certain qualified late-year losses and recognize such losses in the year ending December 31, 2012.

As of December 31, 2011, the Fund had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires December 31,
2017	$4,269,677

As of December 31, 2011, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$30,824,494

Gross unrealized appreciation	$2,078,998
Gross unrealized depreciation	(1,022,290)

Net unrealized appreciation	$1,056,708

6.    Borrowings:

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates, is a party to a $500 million credit agreement with a group of lenders, which expired in November 2011. The Fund may borrow under the credit agreement to fund shareholder redemptions. Effective November 2010, the credit agreement had the following terms: a commitment fee of 0.08% per annum based on the Fund’s pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 1.00% per annum or (b) the Fed Funds rate plus 1.00% per annum on amounts borrowed. In addition, the Fund paid administration and arrangement fees which were allocated to the Fund based on its net assets as of October 31, 2010. Effective November 2011, the credit agreement was renewed until November 2012 with the following

34	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2011

terms: a commitment fee of 0.065% per annum based on the Fund’s pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. In addition, the Fund paid administration and arrangement fees which were allocated to the Fund based on its net assets as of October 31, 2011. The Fund did not borrow under the credit agreement during the year ended December 31, 2011.

For the year ended December 31, 2011, the average amount of transactions considered as borrowings and the daily weighted average interest rates from reverse repurchase agreements and treasury roll transactions for the Fund were $1,804,713 and 0.12%, respectively.

7.    Concentration, Market and Credit Risk:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Fund’s Statement of Assets and Liabilities, less any collateral held by the Fund.

The Fund invests a significant portion of its assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. Please see the Schedule of Investments for these securities. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions.

8.    Capital Share Transactions:

Transactions in capital shares for each class were as follows:

Class I Shares Year Ended December 31, 2011	Shares	Amount
Shares sold	1,891	$24,407
Shares issued to shareholders in reinvestment of dividends and distributions	48,252	597,964
Shares redeemed	(315,914)	(3,967,115)

Net decrease	(265,771)	$(3,344,744)

Class I Shares Year Ended December 31, 2010	Shares	Amount
Shares sold	2,134	$25,331
Shares issued to shareholders in reinvestment of dividends and distributions	44,605	531,530
Shares redeemed	(377,598)	(4,380,364)

Net decrease	(330,859)	$(3,823,503)

9.    Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that other than disclosed in the Class III financial highlights, there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

DECEMBER 31, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	35

BlackRock Variable Series Funds, Inc.

BlackRock Balanced Capital V.I. Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock Balanced Capital V.I. Fund and Board of Directors of BlackRock Variable Series Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock Balanced Capital V.I. Fund, one of the funds constituting BlackRock Variable Series Funds, Inc. (the “Company”), as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the

Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Balanced Capital V.I. Fund of BlackRock Variable Series Funds, Inc. as of December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2012

(January 22, 2013 as to Class III Financial Highlights)

36	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2011

BlackRock Variable Series Funds, Inc.

Officers and Directors

Non-Interested Directors1

Name, Address and Year of Birth	Position(s) Held with Funds	Length of Time Served as a Director[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Robert M. Hernandez 55 East 52nd Street New York, NY 10055 1944	Chairman of the Board and Director	Since 2007	Director, Vice Chairman and Chief Financial Officer of USX Corporation (energy and steel business) from 1991 to 2001.	29 RICs consisting of 82 Portfolios	ACE Limited (insurance company); Eastman Chemical Company (chemical); RTI International Metals, Inc. (metals); TYCO Electronics (electronics)
Fred G. Weiss 55 East 52nd Street New York, NY 10055 1941	Vice Chairman of the Board and Director	Since 2007	Managing Director, FGW Associates (consulting and investment company) since 1997; Director, Michael J. Fox Foundation for Parkinson’s Research since 2000; Director, BTG International Plc (a global technology commercialization company) from 2001 to 2007.	29 RICs consisting of 82 Portfolios	Watson Pharmaceuticals Inc.
James H. Bodurtha 55 East 52nd Street New York, NY 10055 1944	Director	Since 2002	Director, The China Business Group, Inc. (consulting firm) since 1996 and Executive Vice President thereof from 1996 to 2003; Chairman of the Board, Berkshire Holding Corporation since 1980.	29 RICs consisting of 82 Portfolios	None
Bruce R. Bond 55 East 52nd Street New York, NY 10055 1946	Director	Since 2007	Trustee and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.	29 RICs consisting of 82 Portfolios	None
Donald W. Burton 55 East 52nd Street New York, NY 10055 1944	Director	Since 2007	Managing General Partner, The Burton Partnership, LP (an investment partnership) since 1979; Managing General Partner, The South Atlantic Venture Funds since 1983; Director, Lifestyle Family Fitness (fitness Industry) since 2006; Director, IDology, Inc. (technology solutions) since 2006; Member of the Investment Advisory Council of the Florida State Board of Administration from 2001 to 2007.	29 RICs consisting of 82 Portfolios	Knology, Inc. (telecommunications); Capital Southwest (financial)
Honorable Stuart E. Eizenstat 55 East 52nd Street New York, NY 10055 1943	Director	Since 2007	Partner and Head of International Practice, Covington and Burling (law firm) since 2001; International Advisory Board Member, The Coca Cola Company since 2002; Advisory Board Member, Veracity Worldwide, LLC (risk management) since 2007; Member of the Board of Directors, Chicago Climate Exchange (environmental) since 2006; Member of the International Advisory Board GML (energy) since 2003; Advisory Board Member, BT Americas (telecommunications) from 2004 to 2010.	29 RICs consisting of 82 Portfolios	Alcatel-Lucent (telecommunications); Global Specialty Metallurgical (metallurgical industry) UPS Corporation (delivery service)
Kenneth A. Froot 55 East 52nd Street New York, NY 10055 1957	Director	Since 2005	Professor, Harvard University since 1992.	29 RICs consisting of 82 Portfolios	None

BlackRock Variable Series Funds, Inc.

Officers and Directors (continued)

Non-Interested Directors1 (concluded)

Name, Address and Year of Birth	Position(s) Held with Funds	Length of Time Served as a Director[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
John F. O’Brien 55 East 52nd Street New York, NY 10055 1943	Director	Since 2007	Chairman and Director, Woods Hole Oceanographic Institute since 2009 and Trustee thereof from 2003 to 2009; Director, Allmerica Financial Corporation from 1995 to 2003; Director, ABIOMED from 1989 to 2006; Director, Ameresco, Inc. (energy solutions company) from 2006 to 2007; Vice Chairman and Director, Boston Lyric Opera from 2002 to 2007.	29 RICs consisting of 82 Portfolios	Cabot Corporation (chemicals); LKQ Corporation (auto parts manufacturing); TJX Companies, Inc. (retailer)
Roberta Cooper Ramo 55 East 52nd Street New York, NY 10055 1942	Director	Since 2002	Shareholder, Modrall, Sperling, Roehl, Harris & Sisk, P.A. (law firm) since 1993; Chairman of the Board, Cooper’s Inc., (retail) since 2000; Director, ECMC Group (service provider to students, schools and lenders) since 2001; President, The American Law Institute, (non-profit), since 2008; President, American Bar Association from 1995 to 1996.	29 RICs consisting of 82 Portfolios	None
David H. Walsh 55 East 52nd Street New York, NY 10055 1941	Director	Since 2007	Director, National Museum of Wildlife Art since 2007; Trustee, University of Wyoming Foundation since 2008; Director, Ruckleshaus Institute and Haub School of Natural Resources at the University of Wyoming from 2006 to 2008; Director, The American Museum of Fly Fishing since 1997; Director, The National Audubon Society from 1998 to 2005.	29 RICs consisting of 82 Portfolios	None
[1]	Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

[2]	Date shown is the earliest date a person has served as a Director for the Funds covered by this annual report. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock Fund boards were realigned and consolidated into three new Fund boards in 2007. As a result, although the chart shows certain Directors as joining the Funds’ Board in 2007, each Director first became a member of the board of other legacy MLIM or legacy BlackRock Funds as follows: James H. Bodurtha, 1995; Bruce R. Bond, 2005; Donald W. Burton, 2002; Honorable Stuart E. Eizenstat, 2001; Kenneth A. Froot, 2005; Robert M. Hernandez, 1996; John F. O’Brien, 2004; Roberta Cooper Ramo, 2000; David H. Walsh, 2003; and Fred G. Weiss, 1998.

BlackRock Variable Series Funds, Inc.

Officers and Directors (continued)

Interested Directors1

Name, Address and Year of Birth	Position(s) Held with Funds	Length of Time Served as a Director	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Paul L. Audet 55 East 52nd Street New York, NY 10055 1953	Director	Since 2011

Senior Managing Director, BlackRock and Head of BlackRock’s Real Estate business from 2008 to 2011; Member of BlackRock’s Global Operating and Corporate Risk Management Committees and the BlackRock Alternative Investors Executive Committee and Investment Committee for the Private Equity Fund of Funds business since 2008; Head of BlackRock’s Global Cash Management business from 2005 to 2010; Acting Chief Financial Officer of BlackRock from 2007 to 2008; Chief Financial Officer of BlackRock from 1998 to 2005.

				159 RICs consisting of 286 Portfolios	None
Laurence D. Fink 55 East 52nd Street New York, NY 10055 1952	Director	Since 2007	Chairman and Chief Executive Officer of BlackRock since its formation in 1998 and of BlackRock’s predecessor entities since 1988 and Chairman of the Executive and Management Committees; Formerly Managing Director, The First Boston Corporation, Member of its Management Committee, Co-head of its Taxable Fixed Income Division and Head of its Mortgage and Real Estate Products Group; Chairman of the Board of several of BlackRock’s alternative investment vehicles; Director of several of BlackRock’s offshore funds; Member of the Board of Trustees of New York University, Chair of the Financial Affairs Committee and a member of the Executive Committee, the Ad Hoc Committee on Board Governance, and the Committee on Trustees; Co-Chairman of the NYU Hospitals Center Board of Trustees, Chairman of the Development/Trustee Stewardship Committee and Chairman of the Finance Committee; Trustee, The Boys’ Club of New York.	29 RICs consisting of 82 Portfolios	None
Henry Gabbay 55 East 52nd Street New York, NY 10055 1947	Director	Since 2007	Consultant, BlackRock from 2007 to 2008; Managing Director, BlackRock from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	159 RICs consisting of 286 Portfolios	None
[1]	Messrs. Audet and Fink are both “interested persons,” as defined in the 1940 Act, of the Funds based on their positions with BlackRock and its affiliates. Mr. Gabbay is an “interested person” of the Funds based on his former positions with BlackRock and its affiliates, as well as his ownership of BlackRock and The PNC Financial Services Group, Inc. securities. Mr. Audet and Mr. Gabbay are also Directors of the BlackRock registered closed-end funds and Directors of other BlackRock registered open-end funds. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

BlackRock Variable Series Funds, Inc.

Officers and Directors (concluded)

Funds Officers1

Name, Address and Year of Birth	Position(s) Held with the Funds	Length of Time Served	Principal Occupation(s) During Past Five Years
John M. Perlowski 55 East 52nd Street New York, NY 10055 1964	President and Chief Executive Officer	Since 2010	Managing Director of BlackRock since 2009; Global Head of BlackRock Fund Administration since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.
Brendan Kyne 55 East 52nd Street New York, NY 10055 1977	Vice President	Since 2009	Managing Director of BlackRock since 2010; Director of BlackRock from 2008 to 2009; Head of Product Development and Management for BlackRock’s U.S. Retail Group since 2009 and Co-head thereof from 2007 to 2009; Vice President of BlackRock from 2005 to 2008.
Neal Andrews 55 East 52nd Street New York, NY 10055 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (US) Inc. from 1992 to 2006.
Jay Fife 55 East 52nd Street New York, NY 10055 1970	Treasurer	Since 2007	Managing Director of BlackRock since 2007; Director of BlackRock in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Brian Kindelan 55 East 52nd Street New York, NY 10055 1959	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2007	Chief Compliance Officer of the BlackRock-advised funds since 2007; Managing Director and Senior Counsel of BlackRock, Inc. since 2005.
Ira P. Shapiro 55 East 52nd Street New York, NY 10055 1963	Secretary	Since 2010	Managing Director of BlackRock since 2009; Managing Director and Associate General Counsel of Barclays Global Investors from 2008 to 2009 and Principal thereof from 2004 to 2008.
[1] Officers of the Funds serve at the pleasure of the Board.
Further information about the Officers and Directors is available in the Funds’ Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Effective September 13, 2011, Richard S. Davis resigned as Director of the Funds, and Paul L. Audet became Director of the Funds.

BlackRock Variable Series Funds, Inc.

Service Providers

Investment Advisor

BlackRock Advisors, LLC

Wilmington, DE 19809

Sub-Advisors

BlackRock Financial Management, Inc.

New York, NY 10055

BlackRock Investment Management, LLC

Princeton, NJ 08540

BlackRock International Limited

Edinburgh, EH3 8JB, United Kingdom

BlackRock Institutional Management Corp.

Wilmington, DE 19809

Custodians

The Bank of New York Mellon1

New York, NY 10286

Brown Brothers Harriman & Co.2

Boston, MA 02109

[1]	For all Funds except BlackRock Global Allocation V.I. Fund, BlackRock International V.I. Fund and BlackRock Large Cap Growth V.I. Fund.
[2]	For BlackRock Global Allocation V.I. Fund, BlackRock International V.I. Fund and BlackRock Large Cap Growth V.I. Fund.

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Providence, RI 02940

Accounting Agent

State Street Bank and Trust Company

Boston, MA 02110

Distributor

BlackRock Investments, LLC

New York, NY 10022

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Legal Counsel

Willkie Farr & Gallagher LLP

New York, NY 10019

Address of the Funds

100 Bellevue Parkway

Wilmington, DE 19809

BlackRock Variable Series Funds, Inc.

General Information

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in each Fund’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at

http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

This report is only for distribution to shareholders of the Funds of BlackRock Variable Series Funds, Inc. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of non-money market fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. An investment in the BlackRock Money Market V.I. Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in money market funds. Statements and other information herein are as dated and are subject to change. Please see the Funds’ prospectus for a description of risks associated with global investments.

#16897-12/11-AR

Item 2	–	Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3	–

Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Robert M. Hernandez

Fred G. Weiss

Stuart E. Eizenstat

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4	–	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Balanced Capital V.I. Fund	$26,200	$25,200	$0	$0	$7,800	$8,100	$0	$8

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Fund Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$3,030,000	$2,950,000

[1]	The nature of the services includes assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.
[2]	The nature of the services includes tax compliance, tax advice and tax planning.
[3]

Aggregate fees borne by BlackRock in connection with the review of compliance procedures and attestation thereto performed by D&T with respect to all of the registered closed-end funds and some of the registered open-end funds advised by BlackRock.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Fund Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g.,

unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Fund Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Balanced Capital V.I. Fund	$7,800	$18,885

Additionally, SAS No. 70 fees for the current and previous fiscal years of $3,030,000 and $2,950,000, respectively, were billed by D&T to the Investment Adviser.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser, and the Fund Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5	–	Audit Committee of Listed Registrants – Not Applicable

Item 6	–	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7	–	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8	–	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9	–	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10	–	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11	–	Controls and Procedures

(a) –		The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) –		There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12	–	Exhibits attached hereto

(a)(1)	–	Code of Ethics – See Item 2

(a)(2)	–	Certifications – Attached hereto

(a)(3)	–	Not Applicable

(b)	–	Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Variable Series Funds, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Variable Series Funds, Inc.

Date: January 18, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Variable Series Funds, Inc.

Date: January 18, 2013

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Variable Series Funds, Inc.

Date: January 18, 2013